Registration No. 33-9981

    As filed with the Securities and Exchange Commission on December 5, 1997
==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           X

                  Pre-Effective Amendment No.

                  Post-Effective Amendment No.  16                         X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   X

                  Amendment No.  18                                        X

                        (Check appropriate box or boxes)

                           TEMPLETON GROWTH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

           500 EAST BROWARD BOULEVARD, FORT LAUDERDALE, FLORIDA 33394
               (Address of Principal Executive Offices) (Zip Code)

                  Registrant's Telephone Number: (954) 527-7500

                                Barbara J. Green
                            Templeton Worldwide, Inc.
                           500 East Broward Boulevard
                          Ft. Lauderdale, Florida 33394
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

                  immediately upon filing pursuant to paragraph (b) of Rule 485

           X      on JANUARY 1, 1998 pursuant to paragraph (b) of Rule 485

                  60 days after filing pursuant to paragraph (a)(1) of Rule 485

                  on       pursuant to paragraph (a)(1) of Rule 485

                  75 days after filing pursuant to paragraph (a)(2) of Rule 485

                  on       pursuant to paragraph (a)(2) of Rule 485

                  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                           TEMPLETON GROWTH FUND, INC.
                              CROSS-REFERENCE SHEET
                                    FORM N-1A

                                     PART A
                                 CLASS I AND II
                                   PROSPECTUS


N-1A                                                   LOCATION IN
ITEM NO.           ITEM                           REGISTRATION STATEMENT

  1               Cover page                         Cover Page

  2               Synopsis                            Expense Summary

  3               Condensed Financial                "Financial Highlights";
                  Information                        "How Does the Fund
                                                      Measure Performance?"

  4               General Description                "How Is the Fund Organized?";
                  of Registrant                      "How Does the Fund Invest Its
                                                      Assets?";"What Are the Risks?
                                                      of Investing in the Fund?"

  5               Management of the Fund             "Who Manages the Fund?"

  5A              Management's Discussion            Contained in Registrant's Annual
                  of Fund Performance                Report to Shareholders

  6               Capital Stock and Other            "How Is the Fund Organized?";
                  Securities                         "Services to Help You Manage Your
                                                      Account"; "What Distributions Might
                                                      I Receive From the Fund?"; "How
                                                      Taxation Affects the Fund and its Shareholders"

  7               Purchase of Securities             "How Do I Buy Shares?"; "May I
                  Being Offered                       Exchange Shares for Shares of
                                                      Another Fund?"; "Transaction
                                                      Procedures and Special
                                                      Requirements"; "Services to Help
                                                      You Manage Your Account"; "Who
                                                      Manages the Fund?"; "Useful Terms
                                                      and Definitions"

  8               Redemption or Repurchase           "May I Exchange Shares for Shares of
                                                      Another Fund?"; "How Do I Sell
                                                      Shares?"; "Transaction Procedures
                                                      and Special Requirements"; "Services
                                                      to Help You Manage Your Account"

  9               Pending Legal Procedures            Not Applicable



                           TEMPLETON GROWTH FUND, INC.
                              CROSS-REFERENCE SHEET

                                    FORM N-1A

                                     PART A
                                 ADVISOR CLASS
                                   PROSPECTUS


N-1A                                                   LOCATION IN
ITEM NO.           ITEM                           REGISTRATION STATEMENT

  1               Cover page                         Cover Page

  2               Synopsis                            Expense Summary

  3               Condensed Financial                "Financial Highlights";
                  Information                        "How Does the Fund
                                                      Measure Performance?"

  4               General Description                "How Is the Fund Organized?";
                  of Registrant                      "How Does the Fund Invest Its
                                                      Assets?";"What Are the Risks of
                                                      Investing in the Fund?"

  5               Management of the Fund             "Who Manages the Fund?"

  5A              Management's Discussion            Contained in Registrant's Annual
                  of Fund Performance                Report to Shareholders

  6               Capital Stock and Other            "How Is the Fund Organized?";
                  Securities                         "Services to Help You Manage Your
                                                      Account"; "What Distributions Might
                                                      I Receive From the Fund?"; "How
                                                      Taxation Affects the Fund and its Shareholders"

  7               Purchase of Securities             "How Do I Buy Shares?"; "May I
                  Being Offered                       Exchange Shares for Shares of
                                                      Another Fund?"; "Transaction
                                                      Procedures and Special
                                                      Requirements"; "Services to Help
                                                      You Manage Your Account"; "Who
                                                      Manages the Fund?"; "Useful Terms
                                                      and Definitions"

  8               Redemption or Repurchase           "May I Exchange Shares for Shares of
                                                      Another Fund?"; "How Do I Sell
                                                      Shares?"; "Transaction Procedures
                                                      and Special Requirements"; "Services
                                                      to Help You Manage Your Account"

  9               Pending Legal Procedures            Not Applicable


                           TEMPLETON GROWTH FUND, INC.
                              CROSS-REFERENCE SHEET

                                    FORM N-1A

                                     PART B

                                 CLASS I AND II
                       STATEMENT OF ADDITIONAL INFORMATIO


N-1A                                                      LOCATION IN
ITEM NO.             ITEM                           REGISTRATION STATEMENT

 10               Cover Page                       Cover Page

 11               Table of Contents                Table of Contents

 12               General Information and          Not Applicable
                  History

 13               Investment Objectives and        "How Does the Fund Invest Its
                  Policies                          Assets?"; "Investment
                                                    Restrictions"; "What Are the Risks
                                                    of Investing in the Fund?"

 14               Management of the                "Officers and Directors"; "Investment
                  Registrant                        Management and Other Services"

 15               Control Persons and              "Officers and Directors"; "Investment
                  Principal Holders of              Management and Other Services";
                  Securities                       "Miscellaneous Information"

 16               Investment Management and        "Investment Management and Other
                  Other Services                    Services"; "The Fund's Underwriter"

 17               Brokerage Allocation and         "How Does the Fund Buy Securities
                  Other Practices                   For Its Portfolio?"

 18               Capital Stock and Other          "Miscellaneous Information"; See
                  Securities                        Prospectus "How Is The Fund
                                                    Organized?"

 19               Purchase, Redemption and         "How Do I Buy, Sell and Exchange
                  Pricing of Securities             Shares?";"How Are Fund Shares
                  Being Offered                     Valued?"; "Financial Statements"

 20               Tax Status                       "Additional Information on
                                                    Distributions and Taxes"

 21               Underwriters                     "The Fund's Underwriter"

 22               Calculation of Performance       "How Does the Fund Measure
                  Data                              Performance?"

 23               Financial Statements               Financial Statements


                           TEMPLETON GROWTH FUND, INC.
                              CROSS-REFERENCE SHEET

                                    FORM N-1A

                                     PART B

                                 ADVISOR CLASS
                       STATEMENT OF ADDITIONAL INFORMATIO


N-1A                                                      LOCATION IN
ITEM NO.             ITEM                           REGISTRATION STATEMENT

 10               Cover Page                       Cover Page

 11               Table of Contents                Table of Contents

 12               General Information and          Not Applicable
                  History

 13               Investment Objectives and        "How Does the Fund Invest Its
                  Policies                          Assets?"; "Investment
                                                    Restrictions"; "What Are the Risks
                                                    of Investing in the Fund?"

 14               Management of the                "Officers and Directors"; "Investment
                  Registrant                        Management and Other Services"

 15               Control Persons and              "Officers and Directors"; "Investment
                  Principal Holders of              Management and Other Services";
                  Securities                       "Miscellaneous Information"

 16               Investment Management and        "Investment Management and Other
                  Other Services                    Services"; "The Fund's Underwriter"

 17               Brokerage Allocation and         "How Does the Fund Buy Securities
                  Other Practices                   For Its Portfolio?"

 18               Capital Stock and Other          "Miscellaneous Information"; See
                  Securities                        Prospectus "How Is The Fund
                                                    Organized?"

 19               Purchase, Redemption and         "How Do I Buy, Sell and Exchange
                  Pricing of Securities             Shares?";"How Are Fund Shares
                  Being Offered                     Valued?"; "Financial Statements"

 20               Tax Status                       "Additional Information on
                                                    Distributions and Taxes"

 21               Underwriters                     "The Fund's Underwriter"

 22               Calculation of Performance       "How Does the Fund Measure
                  Data                              Performance?"

 23               Financial Statements               Financial Statements


                                     PART A
                              CLASS I AND CLASS II
                                   PROSPECTUS

                                  PROSPECTUS & APPLICATION

       INVESTMENT STRATEGY:        Templeton

              GLOBAL GROWTH
                                   Growth
                                   Fund, Inc.

                                   ---------------------------------------------
                                   JANUARY 1, 1998

                                   FRANKLIN TEMPLETON LOGO W/TM

--------------------------------------------------------------------------------

This prospectus describes Class I and Class II shares of Templeton Growth Fund, Inc. (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund currently offers another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Fund has a Statement of Additional Information ("SAI") for its Class I and Class II shares, dated January 1, 1998, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY,
ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES
OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   TEMPLETON
   GROWTH  FUND,  INC.
--------------------------------------------------------------------------------

   THIS PROSPECTUS IS NOT AN OFFERING OF THE
   SECURITIES HEREIN DESCRIBED IN ANY STATE,
   JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS
   NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER,
   OR OTHER PERSON IS AUTHORIZED TO GIVE ANY
   INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN
   THOSE CONTAINED IN THIS PROSPECTUS. FURTHER
   INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

                          TABLE OF CONTENTS
                          ABOUT THE FUND
                          Expense
                          Summary .........................2
                          Financial
                          Highlights ........................4
                          How Does the Fund Invest Its
                          Assets? ...........6
                          What Are the Risks of Investing in the
                          Fund? ......10
                          Who Manages the
                          Fund? ...................12
                          How Does the Fund Measure
                          Performance? .......15
                          How Taxation Affects the Fund and Its
                          Shareholders ..15
                          How Is the Fund
                          Organized? ................21
TEMPLETON                 ABOUT YOUR ACCOUNT
GROWTH                    How Do I Buy
FUND, INC.                Shares? ....................22
-----------------------   May I Exchange Shares for Shares of
January 1, 1998           Another Fund? .....29
When reading this         How Do I Sell
  prospectus, you         Shares? ......................33
will see certain terms    What Distributions Might I Receive From
beginning with capital    the Fund? .....37
letters. This means the   Transaction Procedures and Special
term is explained in      Requirements .......38
our glossary section.     Services to Help You Manage Your
                          Account ..........43
100 Fountain Parkway      What If I Have Questions About My
P.O. Box 33030            Account? ........45
St. Petersburg, FL        GLOSSARY
33733-8030                Useful Terms and
1-800/DIAL BEN            Definitions ...................47

                                            Templeton Growth Fund, Inc. globe  1

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class for the fiscal year ended August 31, 1997. The Fund's actual expenses may vary.

A. SHAREHOLDER TRANSACTION EXPENSES(+)

                                                CLASS I     CLASS II
                                                -------     --------
   Maximum Sales Charge
     (as a percentage of Offering Price)           5.75%       1.99%
     Paid at time of purchase                      5.75%(++)    1.00%(+++)
     Paid at redemption(++++)                       None       0.99%
   Exchange Fee (per transaction)                 $5.00*      $5.00*

B. ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


   Management Fees                                 0.61%       0.61%
   Rule 12b-1 Fees                                 0.24%**     1.00%**
   Other Expenses                                  0.23%       0.23%
                                                -------     --------
   Total Fund Operating Expenses                   1.08%       1.84%


C. EXAMPLE
   Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

                ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
   ------------------------------------------------------------------

   Class I        $ 68***        $90            $114          $182
   Class II       $ 38           $67            $109          $224

   For the same Class II investment, you would pay projected expenses of $29 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.


   THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

(+)If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

 2 globe Templeton Growth Fund, Inc.

(++)There is no front-end sales charge if you invest $1 million or more in Class I shares.

(+++)Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."

(++++)A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount paid by you would be the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

**These fees may not exceed 0.25% for Class I and 1.00% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

***Assumes a Contingent Deferred Sales Charge will not apply.

                                            Templeton Growth Fund, Inc. globe  3

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.

CLASS I SHARES


           Year Ended August 31                1997              1996             1995
---------------------------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the
  year)
Net Asset Value, beginning of year          $     18.75       $    18.96       $    18.95
                                                                              -----------
Income from investment operations:
  Net investment income                             .54              .50              .39
  Net realized and unrealized gains
    (losses)                                       4.48             1.34             1.20
                                                                              -----------
Total from investment operations                   5.02             1.84             1.59
                                                                              -----------
Less distributions:
  Dividends from net investment income             (.49)            (.44)            (.29)
  Distributions from net realized gains            (.81)           (1.61)           (1.29)
                                                                              -----------
Total distributions                               (1.30)           (2.05)           (1.58)
                                                                              -----------
Net Asset Value, end of year                $     22.47       $    18.75       $    18.96
                                                                              ===========
Total return(1)                                   28.28%           10.85%            9.51%
Ratios/Supplemental Data:
Net assets, end of year (000)               $12,129,283       $8,450,737       $6,964,298
Ratios to average net assets:
  Expenses                                         1.08%            1.09%            1.12%
  Net investment income                            2.81%            2.87%            2.40%
Portfolio turnover rate                           41.81%           19.63%           35.21%
Average commission rate paid(2)             $       .0007     $      .0146             --


(1)Total return does not reflect sales commissions.

(2)Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.

 4 globe Templeton Growth Fund, Inc.

   1994           1993           1992           1991           1990           1989           1988
-------------------------------------------------------------------------------------------------------
$    17.47     $    15.81     $    16.14     $    15.23     $    16.62     $    13.65     $    17.13
       .29            .32            .41            .45            .57            .58            .45
      2.58           2.97            .92           1.68           (.87)          3.12          (2.41)
      2.87           3.29           1.33           2.13           (.30)          3.70          (1.96)
      (.27)          (.36)          (.44)          (.54)          (.62)          (.48)          (.44)
     (1.12)         (1.27)         (1.22)          (.68)          (.47)          (.25)         (1.08)
     (1.39)         (1.63)         (1.66)         (1.22)         (1.09)          (.73)         (1.52)
$    18.95     $    17.47     $    15.81     $    16.14     $    15.23     $    16.62     $    13.65
     17.47%         23.57%          9.22%         15.95%         (2.01)%        28.38%         (9.86)%
$5,611,560     $4,033,911     $3,268,644     $2,895,684     $2,466,684     $2,355,306     $1,572,112
      1.10%          1.03%           .88%           .75%           .67%           .66%           .69%
      1.76%          2.10%          2.62%          3.09%          3.70%          4.20%          3.50%
     27.35%         28.89%         29.46%         30.28%         18.47%         11.55%         11.44%
        --             --             --             --             --             --             --

                                            Templeton Growth Fund, Inc. globe  5

CLASS II SHARES


             Year Ended August 31                  1997           1996         1995(1)
---------------------------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net Asset Value, beginning of period             $  18.57       $  18.90       $ 17.48
Income from investment operations:
  Net investment income                               .42            .49           .04
                                                                              --------
  Net realized and unrealized gains                  4.39           1.19          1.38
                                                                              --------
Total from investment operations                     4.81           1.68          1.42
                                                                              --------
Less distributions:
  Dividends from net investment income               (.39)          (.40)           --
  Distributions from net realized gains              (.81)         (1.61)           --
                                                                              --------
Total distributions                                 (1.20)         (2.01)           --
                                                                              --------
Net Asset Value, end of period                   $  22.18       $  18.57       $ 18.90
                                                                              ========
Total return(2)                                     27.30%          9.99%         8.12%
Ratios/Supplemental Data:
Net assets, end of period (000)                  $755,184       $280,087       $42,548
Ratios to average net assets:
  Expenses                                           1.84%          1.87%         1.86%(3)
  Net investment income                              2.14%          2.25%         1.61%(3)
Portfolio turnover rate                             41.81%         19.63%        35.21%
Average commission rate paid(4)                  $    .0007     $    .0146          --

(1)For the period from May 1, 1995 (commencement of sales) through August 31, 1995.

(2)Total return does not reflect sales commissions or the Contingent Deferred Sales Charge and is not annualized.


(3)Annualized.

(4)Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.

HOW DOES THE FUND INVEST ITS ASSETS?


WHAT IS THE FUND'S GOAL?


The investment goal of the Fund is long-term capital growth. This goal is fundamental which means that it may not be changed without shareholder approval.

WHAT KINDS OF SECURITIES DOES THE FUND PURCHASE?

The Fund tries to achieve its investment goal by a flexible policy of investing in the equity and debt securities of companies and governments of any nation.

 6 globe Templeton Growth Fund, Inc.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. These include common stock; preferred stock; convertible securities; warrants or rights. The Fund's primary investments are in common stock.

In selecting these equity securities, Global Advisors does a company-by-company analysis, rather than focusing on a specific industry or economic sector. Global Advisors concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments which are described more fully in the SAI.

The Fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities which are rated Caa by Moody's or CCC by S&P or better; or unrated debt which it determines to be of comparable quality. At present, the Fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's). Please see the SAI for more details on the risks associated with lower-rated securities.

DEPOSITARY RECEIPTS. The Fund may also invest in American, European and Global Depositary Receipts. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

GENERAL. The Fund may invest without percentage limitation in domestic or foreign securities. The Fund may invest up to 5% of its total assets in securities issued by any one company or foreign government. The Fund may invest any amount of its assets in U.S. government securities. The Fund may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. The Fund may invest up to 15% of its total assets in foreign securities that are not listed on a recognized U.S. or

                                            Templeton Growth Fund, Inc. globe  7
foreign securities exchange, including up to 10% of its total assets in securities with a limited trading market.

Please see the SAI for more details on the types of securities in which the Fund invests.

WHAT ARE SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When Global Advisors believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the Fund's portfolio in a temporary defensive manner. Under such circumstances, the Fund may invest up to 100% of its assets in: (1) U.S. government securities; (2) bank time deposits denominated in the currency of any major nation; (3) commercial paper rated A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by a company which, at the date of investment, had an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's; and (4) repurchase agreements with banks and broker-dealers.


REPURCHASE AGREEMENTS. The Fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the Fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement.

OPTIONS ON SECURITIES INDICES. The Fund may buy and sell options on securities indices to earn additional income and/or to help protect its portfolio against market and/or exchange rate movements, although it presently has no intention of doing so. An option on a securities index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's

 8 globe Templeton Growth Fund, Inc.

exercise price. The Fund may only buy options if the total premiums it paid for such options is 5% or less of its total assets.


STOCK INDEX FUTURES CONTRACTS. Changes in interest rates, securities prices or foreign currency valuations may affect the value of the Fund's investments. To reduce its exposure to these factors, the Fund may buy and sell stock index futures contracts. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. Although, the Fund may invest up to 20% of its total assets in stock index futures contracts, it presently has no intentio of entering into these transactions.

SECURITIES LENDING. To generate additional income, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Such loans may not exceed 33 1/3% of the value of the Fund's total assets measured at the time of the most recent loan. For each loan the Fund must receive in return collateral with a value at least equal to 100% of the current market value of the loaned securities.


SHORT-TERM TRADING AND PORTFOLIO TURNOVER. The Fund invests for long-term capital growth and does not intend to emphasize short-term trading profits. It is anticipated, therefore, that the Fund's annual portfolio turnover rate generally will be below 50%; although this rate may be higher or lower, in relation to market conditions. A portfolio turnover rate of less than 50% means that in a one year period, less than one-half of the Fund's portfolio is changed.


OTHER POLICIES AND RESTRICTIONS. The Fund has a number of additional investment restrictions that govern its activities. Some of these restrictions may only be changed with shareholder approval and some may be changed by the Board alone. For a list of these restrictions and more information about the Fund's investment policies, including those described above, and their associated risks, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

The policies and restrictions discussed in this prospectus and in the SAI are applied at the time the Fund makes an investment. The Fund

                                            Templeton Growth Fund, Inc. globe  9
is generally not required to sell a security because of a change in circumstances.


WHAT ARE THE RISKS OF INVESTING IN THE FUND?

GENERAL RISK. There is no assurance that the Fund's investment goal will be met. The Fund will seek to spread investment risk by diversifying its investments but the possibility of losses remains. Generally, if the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. Similarly, if the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.


FOREIGN SECURITIES RISK. The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging markets. Investments in Depositary Receipts also involve some or all of the risks described below.


The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Fund may have greater difficulty voting proxies, exercising

 10 globe Templeton Growth Fund, Inc.

shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.


Some of the countries in which the Fund may invest such as Russia and certain Asian and Eastern European countries are considered developing or emerging markets. Investments in these markets are subject to all of the risks of foreign investing generally, and have additional and heightened risks due to a lack of legal, business and social frameworks to support securities markets.


Emerging markets involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime, delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody. The Fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. For more information on the risks associated with emerging markets securities, please see the SAI.

On July 1, 1997, Hong Kong reverted to the sovereignty of China. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.



MARKET,  CURRENCY,  AND  INTEREST  RATE RISK.  General  market  movements in any country where the Fund has investments are likely to affect the value of the securities which the Fund owns in that country and the Fund's share price may also be affected. The Fund's investments may be denominated in foreign currencies so that changes in foreign currency exchange rates will also affect the value of what the Fund owns, and thus the price of its shares. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the Fund's shares. Of course, individual and worldwide stock markets, interest rates and currency valuations have both increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.


                                           Templeton Growth Fund, Inc. globe  11

CREDIT AND ISSUER RISK. The Fund's investments in debt securities involve credit risk. This is the risk that the issuer of a debt security will be unable to make principal and interest payments in a timely manner and the debt security will go into default. The Fund may invest up to 10% of its total assets in defaulted debt securities. The purchase of defaulted debt securities involves significant additional risks, such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders.


DERIVATIVE SECURITIES RISK. Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Options on securities indices and stock index futures contracts are considered derivative investments. To the extent the Fund enters into these transactions, their success will depend upon Global Advisors' ability to predict pertinent market movements.


WHO MANAGES THE FUND?

The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.


Investment Manager. Global Advisors manages the Fund's assets and makes its investment decisions. Global Advisors also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Global Advisors and its affiliates manage over $223 billion in assets. The Templeton organization has been investing globally since 1940. Global Advisors and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Poland, Russia, Singapore, South Africa, Taiwan, United Kingdom, U.S., and Vietnam. Please see "Investment Management and Other Services"

 12 globe Templeton Growth Fund, Inc.

and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Portfolio Management. The Fund's lead portfolio manager since 1987 is Mark G. Holowesko. Mr. Holowesko is president of Global Advisors. He holds a BA in economics from Holy Cross College and an MBA from Babson College. He is a Chartered Financial Analyst, Chartered Investment Counselor, and a founding member of the International Society of Financial Analysts. Prior to joining the Templeton organization in 1985, Mr. Holowesko worked with RoyWest Trust Corporation (Bahamas) Limited as an investment analyst. His duties at RoyWest included managing trust and individual accounts, as well as equity market research worldwide. Mr. Holowesko is responsible for coordinating equity research and portfolio management activities worldwide for the Templeton Global Equity Group and managing several mutual funds.

Richard Sean Farrington and Jeffrey A. Everett have secondary portfolio management responsibilities for the Fund. Mr. Farrington is a vice president of Global Advisors. He holds a BA in economics from Harvard University. Mr. Farrington is a Chartered Financial Analyst. He has served as the president of the Bahamas Society of Financial Analysts and is currently on the board of the International Society of Financial Analysts. He joined the Templeton organization in 1991 and is a research analyst and portfolio manager. Mr. Farrington's research responsibilities include global coverage of the electrical equipment industry, as well as international electric utilities. He is also responsible for country coverage of Hong Kong, China and Taiwan. Mr. Everett is an executive vice president of Global Advisors. He holds a BS in finance from Pennsylvania State University and is also a Chartered Financial Analyst. Prior to joining the Templeton organization in 1989, Mr. Everett was an investment officer at First Pennsylvania Investment Research, a division of First Pennsylvania Corporation, where he analyzed equity and convertible securities. He also coordinated research for Centre Square Investment Group, the pension management subsidiary of First Pennsylvania Corporation. Mr. Everett is responsible for managing several offshore accounts at Templeton, as well as several Templeton funds. His global research responsibilities encompass industry coverage for real estate and country coverage of Australia and Italy.

Management Fees. During the fiscal year ended August 31, 1997, management fees totaling 0.61% of the average daily net assets of the Fund were paid to

                                           Templeton Growth Fund, Inc. globe  13

Global Advisors. Total expenses, including fees paid to Global Advisors, were 1.08% of the average daily net assets of the Fund for Class I and 1.84% for Class II.


Portfolio Transactions. Global Advisors tries to obtain the best execution on all transactions. If Global Advisors believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.


Administrative Services. Since October 1, 1996, FT Services has provided certain administrative services and facilities for the Fund. Prior to that date, Templeton Global Investors, Inc. provided the same services to the Fund. During the fiscal year ended August 31, 1997, administration fees totaled 0.08% of the average daily net assets of the Fund. These fees are included in the amount of total expenses shown above. Please see "Investment Management and Other Services" in the SAI for more information.


The Rule 12b-1 Plans

Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Fund under the Class I plan may not exceed 0.25% per year of Class I's average daily net assets. Expenses not reimbursed in any quarter may be reimbursed in future quarters or years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan. As of August 31, 1997, there were no unreimbursed expenses under the Class I plan. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the Fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All

 14 globe Templeton Growth Fund, Inc.

distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

The Fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. A commonly used measure of performance is total return. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.

The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How Does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS


ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES IN THE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX, THEY ARE DISCUSSED IN THE SAI.


                                           Templeton Growth Fund, Inc. globe  15

Taxation of the Fund's               HOW DOES THE FUND EARN INCOME
  Investments. The Fund invests      AND GAINS?
your money in the stocks, bonds      The Fund earns dividends and
and other securities that are        interest (the Fund's "income")
described in the section "How Does   on its investments. When the
the Fund Invest Its Assets?"         Fund sells a security for a
Special tax rules may apply in       price that is higher than it
determining the income and gains     paid, it has a gain. When the
the Fund earns on its investments.   Fund sells a security for a
These rules may, in turn, affect     price that is lower than it
the amount of distributions that     paid, it has a loss. If the
the Fund pays to you. These          Fund has held the security for
special tax rules are discussed in   more than one year, the gain
the SAI.                             or loss will be a long-term
Taxation of the Fund. As a           capital gain or loss. If the
regulated investment company, the    Fund has held the security for
Fund generally pays no federal       one year or less, the gain or
income tax on the income and gains   loss will be a short-term
that it distributes to you.          capital gain or loss. The
                                     Fund's gains and losses are
                                     netted together, and, if the
                                     Fund has a net gain (the
                                     Fund's "gains"), that gain
                                     will generally be distributed
                                     to you.

Foreign Taxes. Foreign governments may impose taxes on the income and gains from the Fund's investments in foreign stocks and bonds. These taxes will reduce the amount of the Fund's distributions to you. The Fund may also invest in the securities of foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause the Fund to pay income taxes and interest charges. If possible, the Fund will not invest in PFICs or will adopt other strategies to avoid these taxes and charges.

 16 globe Templeton Growth Fund, Inc.

TAXATION OF SHAREHOLDERS

Distributions. Distributions from    WHAT IS A DISTRIBUTION?
the Fund, whether you receive        As a shareholder, you will
them in cash or in additional        receive your share of the
shares, are generally subject to     Fund's income and gains on its
income tax. The Fund will send you   investments in stocks, bonds
a statement in January of the        and other securities. The
current year showing the ordinary    Fund's income and short-term
dividends, capital gain              capital gains are paid to you
distributions and non-taxable        as ordinary dividends. The
distributions you received from      Fund's long-term capital gains
the Fund in the prior year. The      are paid to you as capital
amounts on this statement will       gain distributions. If the
include distributions declared in    Fund pays you an amount in
December of the prior year, and      excess of its income and
paid to you in January of the        gains, this excess will
current year. These distributions    generally be treated as a
are taxable as if you had received   non-taxable distribution.
them on December 31 the prior        These amounts, taken together,
year. The IRS requires you to        are what we call the Fund's
report these amounts on your         distributions to you.
income tax return for the prior
year.


The Fund's statement for the prior year will tell you how much of your capital gain distribution represents 28% rate gain, or 25% rate gain, if applicable. The remainder of the capital gain distribution, after subtracting out these amounts, represents 20% rate gain.

Distributions to Retirement Plans. Fund distributions received by your qualified retirement plan, such as a Section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you.

Dividends-Received Deduction. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends received from the Fund.

                                           Templeton Growth Fund, Inc. globe  17

Redemptions and Exchanges. If you    WHAT IS A REDEMPTION?
redeem your shares or if you         A redemption is a sale by you
exchange your shares in the Fund     to the Fund of some or all of
for shares in another Franklin       your shares in the Fund. The
Templeton Fund, you will generally   price per share you receive
have a gain or loss that the IRS     when you redeem Fund shares
requires you to report on your       may be more or less than the
income tax return. If you exchange   price at which you purchased
Fund shares held for 90 days or      those shares. An exchange of
less and pay no sales charge, or a   shares in the Fund for shares
reduced sales charge for the new     of another Franklin Templeton
shares, all or a portion of the      Fund is treated as a
sales charge you paid on the         redemption of Fund shares and
purchase of the shares you           then a purchase of shares of
exchanged is not included in their   the other Fund. When you
cost for purposes of computing       redeem or exchange your
gain or loss on the exchange. If     shares, you will generally
you hold your shares for six         have a gain or loss, depending
months or less, any loss you have    upon whether the basis in your
will be treated as a long-term       shares is more or less than
capital loss to the extent of any    your cost or other basis in
capital gain distributions           the shares. Call Fund
received by you from the Fund. All   Information at 1-800-342-5236
or a portion of any loss on the      for a free Shareholder Tax
redemption or exchange of            Information Handbook if you
your shares will be disallowed       need more information in
by the IRS if you purchase           calculating the gain or loss
other shares in the Fund within      on the redemption or exchange
30 days before or after your         of your shares.
redemption or exchange.






Foreign Taxes. If more than 50% of   WHAT IS A FOREIGN TAX CREDIT?
the value of the Fund's assets       A foreign tax credit is a tax
consists of foreign securities, the  credit for the amount of taxes
Fund may elect to pass-through to    imposed by a foreign country
you the amount of foreign taxes it   on earnings of the Fund. When
paid. If the Fund makes this         a foreign company in which the
election, your year-end statement    Fund invests pays a dividend
will show more taxable income than   to the Fund, the dividend will
was actually distributed to you.     generally be subject to a
However, you will be entitled to     withholding tax. The taxes
either deduct your share of such     withheld in foreign countries
taxes in computing your taxable      create credits that you may
                                     use to offset your U.S.
                                     federal income tax.

 18 globe Templeton Growth Fund, Inc.

income or claim a foreign tax credit for such taxes against your U.S. federal income tax. Your year-end statement, showing the amount of deduction or credit available to you, will be distributed to you in January along with other shareholder information records including your Fund Form 1099-DIV.

The 1997 Act includes a provision that allows you to claim these credits directly on your income tax return (Form 1040) and eliminates the previous requirement that you complete a detailed supporting form. To qualify, you must have $600 or less in joint return foreign taxes ($300 or less on a single return), all of which are reported to you on IRS Form 1099-DIV. THIS SIMPLIFIED PROCEDURE APPLIES ONLY FOR CALENDAR YEARS 1998 AND BEYOND, AND IS NOT AVAILABLE IN 1997.

Non-U.S. Investors. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your Fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the Fund.

State Taxes. Ordinary dividends and capital gain distributions that you receive from the Fund as well as gains arising from redemptions or exchanges of your Fund shares will generally be subject to state and local income tax. The holding of Fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the Fund.

                                           Templeton Growth Fund, Inc. globe  19

Backup Withholding. When you open    WHAT IS A BACKUP WITHHOLDING?
an account, IRS regulations          Backup withholding occurs when
require that you provide your        the Fund is required to
taxpayer identification number       withhold and pay over to the
("TIN"), certify that it is          IRS 31% of your distributions
correct, and certify that you are    and redemption proceeds. You
not subject to backup withholding    can avoid backup withholding
under IRS rules. If you fail to      by providing the Fund with
provide a correct TIN or the         your TIN, and by completing
proper tax certifications, the       the tax certifications on your
Fund is required to withhold 31%     account application that you
of all the distributions             were asked to sign when you
(including ordinary dividends and    opened your account. However,
capital gain distributions) and      if the IRS instructs the Fund
redemption proceeds paid to you.     to begin backup withholding,
The Fund is also required to begin   it is required to do so even
backup withholding on your account   if you provided the Fund with
if the IRS instructs the Fund to     your TIN and these tax
do so. The Fund reserves the right   certifications, and backup
not to open your account or,         withholding will remain in
alternatively, to redeem             place until the Fund is
                                     instructed by the IRS that it
                                     is no longer required.

your shares at the current net asset value, less any taxes withheld, if you fail to provide a correct TIN, fail to provide the proper tax certifications, or the IRS instructs the Fund to begin backup withholding on your account.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT OF DISTRIBUTIONS OF ORDINARY DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID, AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE SHAREHOLDER TAX INFORMATION HANDBOOK, AVAILABLE FROM FUND INFORMATION AT 1-800-342-5236.


 20 globe Templeton Growth Fund, Inc.

HOW IS THE FUND ORGANIZED?

The Fund is a diversified, open-end management investment company, commonly called a mutual fund. It was organized as a Maryland corporation on November 10, 1986 from its predecessor entity which commenced operations on November 29, 1954, and is registered with the SEC. As of January 1, 1997, the Fund began offering a new class of shares designated Templeton Growth Fund, Inc. - Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Templeton Growth Fund, Inc. - Class I and Templeton Growth Fund, Inc. - Class II. Additional classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Fund has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Fund does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.


                                           Templeton Growth Fund, Inc. globe  21

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

Opening Your Account

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. PLEASE INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, YOUR PURCHASE WILL BE AUTOMATICALLY INVESTED IN CLASS I SHARES.

                            MINIMUM
                          INVESTMENTS*
--------------------------------------
To Open Your Account....      $100
To Add to Your
  Account...............      $ 25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

Choosing a Share Class

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

                                    CLASS I

- Higher front-end sales charges than Class II shares. There are several ways to reduce these charges, as described below. There is no front-end sales charge for purchases of $1 million or more.*

- Contingent Deferred Sales Charge on purchases of $1 million or more sold within one year

- Lower annual expenses than Class II shares

                                    CLASS II

- Lower front-end sales charges than Class I shares

- Contingent Deferred Sales Charge on purchases sold within 18 months

- Higher annual expenses than Class I shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS I SHARES. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.

 22 globe Templeton Growth Fund, Inc.

Purchase Price of Fund Shares

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                     TOTAL SALES CHARGE
                                     AS A PERCENTAGE OF      AMOUNT PAID
                                    --------------------    TO DEALER AS A
        AMOUNT OF PURCHASE          OFFERING   NET AMOUNT   PERCENTAGE OF
        AT OFFERING PRICE            PRICE      INVESTED    OFFERING PRICE
--------------------------------------------------------------------------
CLASS I
Under $50,000.....................    5.75%       6.10%          5.00%
$50,000 but less than $100,000....    4.50%       4.71%          3.75%
$100,000 but less than $250,000...    3.50%       3.63%          2.80%
$250,000 but less than $500,000...    2.50%       2.56%          2.00%
$500,000 but less than
  $1,000,000......................    2.00%       2.04%          1.60%
$1,000,000 or more*...............     None        None           None
CLASS II
Under $1,000,000*.................    1.00%       1.01%          1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell
Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."

Sales Charge Reductions and Waivers

  IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

Cumulative Quantity Discounts - Class I Only. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

                                           Templeton Growth Fund, Inc. globe  23

Letter of Intent - Class I Only. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

- You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

- You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

- Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

- Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases - Class I Only. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

- Was formed at least six months ago,

- Has a purpose other than buying Fund shares at a discount,

- Has more than 10 members,

- Can arrange for meetings between our representatives and group members,

 24 globe Templeton Growth Fund, Inc.

- Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

- Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

- Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Sales Charge Waivers. If one of the following sales charge waivers applies to you or your purchase of Fund shares, you may buy shares of the Fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the Fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the Fund.


 2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the same class of shares. This waiver does not apply to exchanges.


    If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

    If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be

                                           Templeton Growth Fund, Inc. globe  25
reinvested within 365 days from the date the CD matures, including any rollover.

 3. Dividend or capital gain distributions from a real estate investment trust
    (REIT) sponsored or advised by Franklin Properties, Inc.

 4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

 5. Distributions from an existing retirement plan invested in the Franklin Templeton Funds.

 6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

    If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

    If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

 1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company,

 26 globe Templeton Growth Fund, Inc.

    with payment by federal funds received by the close of business on the next business day following the order.

 2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

 4. Registered Securities Dealers and their affiliates, for their investment accounts only

 5. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 6. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

 7. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

 8. Accounts managed by the Franklin Templeton Group

 9. Certain unit investment trusts and their holders reinvesting distributions from the trusts

10. Group annuity separate accounts offered to retirement plans

11. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

12. German insurance companies that publicly offer variable annuities or unit linked life policies in Germany and that have entered into an agreement with Templeton Global Strategic Services (Deutschland) GmbH

Retirement Plans. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans or SEPs, such as 403(b) or 457 plans, must also meet the requirements described under

                                           Templeton Growth Fund, Inc. globe  27

"Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the account is closed within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

Any retirement plan that does not meet the requirements to buy Class I shares without a front-end sales charge and that was a shareholder of the Fund on or before February 1, 1995, may buy shares of the Fund subject to a maximum sales charge of 4% of the Offering Price, 3.2% of which will be retained by Securities Dealers.

How Do I Buy Shares in Connection with Retirement Plans?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

Other Payments to Securities Dealers

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1. Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 1% of the amount invested.

 28 globe Templeton Growth Fund, Inc.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

For Investors Outside the U.S.

The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

                                           Templeton Growth Fund, Inc. globe  29

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

        METHOD                       STEPS TO FOLLOW
-------------------------------------------------------------------
BY MAIL               1. Send us signed written instructions
                      2. Include any outstanding share certificates
                      for the shares you want to exchange
-------------------------------------------------------------------

BY PHONE              Call Shareholder Services or TeleFACTS(R)
                      ] If you do not want the ability to exchange
                      by phone to apply to your account, please let
                        us know.
-------------------------------------------------------------------
THROUGH YOUR DEALER   Call your investment representative
-------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

Will Sales Charges Apply to My Exchange?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time

 30 globe Templeton Growth Fund, Inc.

of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

Contingent Deferred Sales Charge - Class I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

Contingent Deferred Sales Charge - Class II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.

Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

Exchange Restrictions

Please be aware that the following restrictions apply to exchanges:

- You may only exchange shares within the SAME CLASS, except as noted below.

- The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

- Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

- The fund you are exchanging into must be eligible for sale in your state.

- We may modify or discontinue our exchange policy if we give you 60 days' written notice.

- Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or
  (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control

                                           Templeton Growth Fund, Inc. globe  31
  are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

Limited Exchanges Between Different Classes of Shares

The Fund offers a class of shares designated "Advisor Class," which is described in a separate prospectus. If you do not qualify to buy Advisor Class shares of the Fund, but you own Advisor Class shares of another Franklin Templeton Fund, you may exchange those Advisor Class shares for Class I shares of the Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of the Fund at Net Asset Value.

 32 globe Templeton Growth Fund, Inc.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

        METHOD                       STEPS TO FOLLOW
-------------------------------------------------------------------
BY MAIL               1. Send us signed written instructions. If
                      you would like your redemption proceeds wired
                         to a bank account, your instructions
                         should include:
                      - The name, address and telephone number of
                        the bank where you want the proceeds sent
                      - Your bank account number
                      - The Federal Reserve ABA routing number
                      - If you are using a savings and loan or
                      credit union, the name of the corresponding
                        bank and the account number
                      2. Include any outstanding share certificates
                      for the shares you are selling
                      3. Provide a signature guarantee if required
                      4. Corporate, partnership and trust accounts
                      may need to send additional documents.
                         Accounts under court jurisdiction may have
                         other requirements.
-------------------------------------------------------------------

                                           Templeton Growth Fund, Inc. globe  33

        METHOD                       STEPS TO FOLLOW
-------------------------------------------------------------------
BY PHONE              Call Shareholder Services. If you would like
                      your redemption proceeds wired to a bank
                      account, other than an escrow account, you
                      must first sign up for the wire feature. To
                      sign up, send us written instructions, with a
                      signature guarantee. To avoid any delay in
                      processing, the instructions should include
                      the items listed in "By Mail" above.
                      Telephone requests will be accepted:
                      - If the request is $50,000 or less.
                      Institutional accounts may exceed $50,000 by
                        completing a separate agreement. Call
                        Institutional Services to receive a copy.
                      - If there are no share certificates issued
                      for the shares you want to sell or you have
                        already returned them to the Fund
                      - Unless you are selling shares in a Trust
                      Company retirement plan account
                      - Unless the address on your account was
                      changed by phone within the last 15 days

                      ] If you do not want the ability to redeem by
                      phone to apply to your account, please let us
                        know.
-------------------------------------------------------------------
THROUGH YOUR DEALER   Call your investment representative
-------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if,

 34 globe Templeton Growth Fund, Inc.

for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

Trust Company Retirement Plan Accounts

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

Contingent Deferred Sales Charge

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is closed within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

                                           Templeton Growth Fund, Inc. globe  35

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

- Account fees

- Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
  (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

- Redemptions by the Fund when an account falls below the minimum required account size

- Redemptions following the death of the shareholder or beneficial owner

- Redemptions through a systematic withdrawal plan set up before February 1, 1995

- Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

- Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

- Tax-free returns of excess contributions from employee benefit plans

- Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

- Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

 36 globe Templeton Growth Fund, Inc.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

Distribution Options

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, dividend distributions, or both. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders

                                           Templeton Growth Fund, Inc. globe  37
may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

Share Price

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

How and When Shares are Priced

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are

 38 globe Templeton Growth Fund, Inc.

valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

Proper Form

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive signed written instructions, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

- Your name,

- The Fund's name,

- The class of shares,

- A description of the request,

- For exchanges, the name of the fund you are exchanging into,

- Your account number,

- The dollar amount or number of shares, and

- A telephone number where we may reach you during the day, or in the evening if preferred.

Joint Accounts. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can

                                           Templeton Growth Fund, Inc. globe  39
only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

Share Certificates

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

 40 globe Templeton Growth Fund, Inc.

Telephone Transactions

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

Trust Company Retirement Plan Accounts. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

Account Registrations and Required Documents

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says

                                           Templeton Growth Fund, Inc. globe  41
otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

  TYPE OF ACCOUNT                 DOCUMENTS REQUIRED
------------------------------------------------------------------
CORPORATION          Corporate Resolution
------------------------------------------------------------------
PARTNERSHIP          1. The pages from the partnership agreement
                     that identify the general partners, or
                     2. A certification for a partnership
                        agreement
------------------------------------------------------------------
TRUST                1. The pages from the trust document that
                     identify the trustees, or
                     2. A certification for trust
------------------------------------------------------------------

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Important Information If You Have an Investment Representative

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or

 42 globe Templeton Growth Fund, Inc.

representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

Systematic Withdrawal Plan

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

                                           Templeton Growth Fund, Inc. globe  43

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TeleFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

- obtain information about your account;

- obtain price and performance information about any Franklin Templeton Fund;

- exchange shares between identically registered Franklin accounts; and

- request duplicate statements and deposit slips for Franklin accounts.

You will need the code number for each class to use TeleFACTS(R). The code number is 101 for Class I and 201 for Class II.

 44 globe Templeton Growth Fund, Inc.

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

- Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

- Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

Institutional Accounts

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The Fund and Distributors are also located at this address.

                                           Templeton Growth Fund, Inc. globe  45

Global Advisors is located in Lyford Cay, Nassau, Bahamas. You may also contact us by phone at one of the numbers listed below.

                                        HOURS OF OPERATION (EASTERN
                                                   TIME)
   DEPARTMENT NAME      TELEPHONE NO.     (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------
Shareholder Services  1-800/632-2301   8:30 a.m. to 8:00 p.m.
Dealer Services       1-800/524-4040   8:30 a.m. to 8:00 p.m.
Fund Information      1-800/DIAL BEN   8:30 a.m. to 11:00 p.m.
                                       9:30 a.m. to 5:30 p.m.
                      (1-800/342-5236) (Saturday)
Retirement Plan
  Services            1-800/527-2020   8:30 a.m. to 8:00 p.m.
Institutional Services 1-800/321-8563  9:00 a.m. to 8:00 p.m.
TDD (hearing impaired) 1-800/851-0637  8:30 a.m. to 8:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

 46 globe Templeton Growth Fund, Inc.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

Board - The Board of Directors of the Fund

CD - Certificate of deposit

Class I, Class II and Advisor Class - The Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Depositary Receipts - are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund.

                                           Templeton Growth Fund, Inc. globe  47

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Global Advisors - Templeton Global Advisors Limited, the Fund's investment manager

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Market Timers - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.

Qualified Retirement Plans - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

Resources - Franklin Resources, Inc.

 48 globe Templeton Growth Fund, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

                                           Templeton Growth Fund, Inc. globe  49

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST E CALL 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH

Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund

Templeton Global
 Infrastructure Fund

Templeton Global
 Opportunities Trust

Templeton Global Real Estate Fund
Templeton Global Smaller
 Companies Fund

Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund

Franklin Templeton
 Global Currency Fund

Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income
 Fund

GLOBAL INCOME

Franklin Global Government
 Income Fund

Franklin Templeton Hard
 Currency Fund

Franklin Templeton High
 Income Currency Fund

Templeton Americas
 Government Securities Fund

GROWTH


Franklin Biotechnology
 Discovery Fund


Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund


Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund


Mutual Financial Services Fund


Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.


FUND ALLOCATOR SERIES
Franklin Templeton
 Conservative Target Fund

Franklin Templeton
 Moderate Target Fund

Franklin Templeton
 Growth Target Fund

INCOME

Franklin Adjustable Rate
 Securities Fund

Franklin Adjustable U.S.
 Government Securities Fund

Franklin's AGE High Income Fund
Franklin Investment
 Grade Income Fund

Franklin Short-Intermediate U.S.
 Government Securities Fund

Franklin U.S. Government
 Securities Fund

Franklin Money Fund
Franklin Federal Money Fund
FOR CORPORATIONS
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund

Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS
SEEKING TAX-FREE INCOME

Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
***Portfolio of insured municipal securities.
+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.
FGF09/97
                                LOGO
                                     Printed on recycled paper  101 P 01/98
                                                                TL101 P

TEMPLETON                                                                                     ----------------
GROWTH FUND, INC.                                                                               BULK RATE
P.O. Box 33031                                                                                  U.S. POSTAGE
St. Petersburg, FL 33733-8031                                                                       PAID
-----------------------------                                                                  SACRAMENTO, CA
                                                                                               PERMIT NO. 333
                                                                                              ----------------

101 P 01/98
TL101 P
LOGO
      Printed on recycled paper

                                     PART A
                                  ADVISOR CLASS
                                   PROSPECTUS

                                  PROSPECTUS & APPLICATION

       INVESTMENT STRATEGY:        Templeton


              GLOBAL GROWTH
                                   Growth
                                   Fund, Inc.
                                   ADVISOR CLASS
                                   ---------------------------------------------
                                   JANUARY 1, 1998


                                   FRANKLIN TEMPLETON LOGO W/TM

--------------------------------------------------------------------------------

This prospectus describes the Advisor Class shares of Templeton Growth Fund, Inc. (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund currently offers other classes of shares with different sales charge and expense structures, which affect performance. These classes are described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Fund has a Statement of Additional Information ("SAI") for its Advisor Class, dated January 1, 1998, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED
UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS  PROSPECTUS.  ANY
REPRESENTATION  TO  THE  CONTRARY  IS  A  CRIMINAL  OFFENSE.

   TEMPLETON  GROWTH
   FUND,  INC.
--------------------------------------------------------------------------------


   THIS PROSPECTUS IS NOT AN OFFERING OF THE
   SECURITIES HEREIN DESCRIBED IN ANY STATE,
   JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS
   NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER,
   OR OTHER PERSON IS AUTHORIZED TO GIVE ANY
   INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN
   THOSE CONTAINED IN THIS PROSPECTUS. FURTHER
   INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


                          TABLE OF CONTENTS
                          ABOUT THE FUND
                          Expense Summary.........................2
                          Financial
                          Highlights .........................3
                          How Does the Fund Invest Its
                          Assets? ............3
                          What Are the Risks of Investing in the
                          Fund? ........7
                          Who Manages the
                          Fund? .....................9
                          How Does the Fund Measure
                          Performance? ........11
                          How Taxation Affects the Fund and Its
                          Shareholders ...11
                          How Is the Fund
TEMPLETON                 Organized? ..................17
GROWTH                    ABOUT YOUR ACCOUNT
FUND, INC. -              How Do I Buy
ADVISOR CLASS             Shares?  ....................18
-----------------------   May I Exchange Shares for Shares of
January 1, 1998           Another Fund? .......19
When reading this         How Do I Sell
  prospectus, you         Shares?  ......................21
will see certain terms    What Distributions Might I Receive From
beginning with capital    the Fund? ......23
letters. This means the   Transaction Procedures and Special
term is explained in      Requirements ........24
our glossary section.     Services to Help You Manage Your
                          Account  ..........29
100 Fountain Parkway      What If I Have Questions About My
P.O. Box 33030            Account? ..........31
St. Petersburg, FL        GLOSSARY
33733-8030                Useful Terms and
1-800/DIAL BEN            Definitions ....................32


                                            Templeton Growth Fund, Inc. globe  1

ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of the Advisor Class for the period from January 2, 1997 (commencement of sales) through August 31, 1997. The expenses are annualized. The Fund's actual expenses may vary.

A. SHAREHOLDER TRANSACTION EXPENSES(+)

   Maximum Sales Charge Imposed on Purchases                NONE


 Exchange Fee (per transaction)                           $5.00*

B. ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


   Management Fees                                          0.61%
   Rule 12b-1 Fees                                          NONE
   Other Expenses                                           0.23%
                                                            ----
   Total Fund Operating Expenses                            0.84%


C. EXAMPLE

   Assume the annual return for the class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.


   ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
   ------------------------------------------------------
   $  9             $27             $47           $104


   THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.


(+)If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.


*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

 2 globe Templeton Growth Fund, Inc.

FINANCIAL HIGHLIGHTS


This table summarizes the financial history of the Fund's Advisor Class. The information has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors. Their audit report covering the period shown below appears in the financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.

 Advisor Class Shares
 Period Ended August 31                                                1997(1)
---------------------------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net Asset Value, beginning of period....................................  $ 19.37
                                                                          --------
Income from investment operations:
  Net investment income.................................................      .37
  Net realized and unrealized gains.....................................     2.75
                                                                          --------
Total from investment operations........................................     3.12
                                                                          --------
Net Asset Value, end of period..........................................  $ 22.49
                                                                            -----
Total return(2).........................................................    16.11%
Ratios/Supplemental Data:
Net assets, end of period (000).........................................  $29,531
Ratios to average net assets:
  Expenses..............................................................      .83  3)
  Net investment income.................................................     3.68  3)
Portfolio turnover rate.................................................    41.81%
Average commission rate paid(4).........................................   $.0007

(1)For the period from January 2, 1997 (commencement of sales) through August 31, 1997.


(2)Total return is not annualized.

(3)Annualized.

(4)Relates to purchases and sales of equity securities.



HOW DOES THE FUND INVEST ITS ASSETS?



WHAT IS THE FUND'S GOAL?

The investment goal of the Fund is long-term capital growth. This goal is fundamental which means that it may not be changed without shareholder approval.

                                            Templeton Growth Fund, Inc. globe  3

WHAT KINDS OF SECURITIES DOES THE FUND PURCHASE?


The Fund tries to achieve its investment goal by a flexible policy of investing in the equity and debt securities of companies and governments of any nation.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. These include common stock; preferred stock; convertible securities; warrants or rights. The Fund's primary investments are in common stock.

In selecting these equity securities, Global Advisors does a company-by-company analysis, rather than focusing on a specific industry or economic sector. Global Advisors concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments which are described more fully in the SAI.

The Fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities which are rated Caa by Moody's or CCC by S&P or better; or unrated debt which it determines to be of comparable quality. At present, the Fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's). Please see the SAI for more details on the risks associated with lower-rated securities.

DEPOSITARY RECEIPTS. The Fund may also invest in American, European and Global Depositary Receipts. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

GENERAL. The Fund may invest without percentage limitation in domestic or foreign securities. The Fund may invest up to 5% of its total assets in securities issued by any one company or foreign government. The Fund may

 4 globe Templeton Growth Fund, Inc.

invest any amount of its assets in U.S. government securities. The Fund may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. The Fund may invest up to 15% of its total assets in foreign securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% of its total assets in securities with a limited trading market.

Please see the SAI for more details on the types of securities in which the Fund invests.


WHAT ARE SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES?


TEMPORARY INVESTMENTS. When Global Advisors believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the Fund's portfolio in a temporary defensive manner. Under such circumstances, the Fund may invest up to 100% of its assets in: (1) U.S. government securities; (2) bank time deposits denominated in the currency of any major nation; (3) commercial paper rated A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by a company which, at the date of investment, had an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's; and (4) repurchase agreements with banks and broker-dealers.


REPURCHASE AGREEMENTS. The Fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the Fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement.

                                            Templeton Growth Fund, Inc. globe  5

OPTIONS ON SECURITIES INDICES. The Fund may buy and sell options on securities indices to earn additional income and/or to help protect its portfolio against market and/or exchange rate movements, although it presently has no intention of doing so. An option on a securities index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. The Fund may only buy options if the total premiums it paid for such options is 5% or less of its total assets.

STOCK INDEX FUTURES CONTRACTS. Changes in interest rates, securities prices or foreign currency valuations may affect the value of the Fund's investments. To reduce its exposure to these factors, the Fund may buy and sell stock index futures contracts. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. Although, the Fund may invest up to 20% of its total assets in stock index futures contracts, it presently has no intentions of entering into these transactions.


SECURITIES LENDING. To generate additional income, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Such loans may not exceed 33 1/3% of the value of the Fund's total assets measured at the time of the most recent loan. For each loan the Fund must receive in return collateral with a value at least equal to 100% of the current market value of the loaned securities.


SHORT-TERM TRADING AND PORTFOLIO TURNOVER. The Fund invests for long-term capital growth and does not intend to emphasize short-term trading profits. It is anticipated, therefore, that the Fund's annual portfolio turnover rate generally will be below 50%; although this rate may be higher or lower, in relation to market conditions. A portfolio turnover rate of less than 50% means that in a one year period, less than one-half of the Fund's portfolio is changed.

OTHER POLICIES AND RESTRICTIONS. The Fund has a number of additional investment restrictions that govern its activities. Some of these restrictions may only be changed with

 6 globe Templeton Growth Fund, Inc.

shareholder approval and some may be changed by the Board alone. For a list of these restrictions and more information about the Fund's investment policies, including those described above, and their associated risks, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

The Fund's policies and restrictions discussed in this prospectus and in the SAI are applied at the time the Fund makes an investment. The Fund is generally not required to sell a security because of a change in circumstances.


WHAT ARE THE RISKS OF INVESTING IN THE FUND?


GENERAL RISK. There is no assurance that the Fund's investment goal will be met. The Fund will seek to spread investment risk by diversifying its investments but the possibility of losses remains. Generally, if the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. Similarly, if the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.


FOREIGN SECURITIES RISK. The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging markets. Investments in Depositary Receipts also involve some or all of the risks described below.


The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less

                                            Templeton Growth Fund, Inc. globe  7
liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.


Some of the countries in which the Fund may invest such as Russia and certain Asian and Eastern European countries are considered developing or emerging markets. Investments in these markets are subject to all of the risks of foreign investing generally, and have additional and heightened risks due to a lack of legal, business and social frameworks to support securities markets.


Emerging markets involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime, delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody. The Fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. For more information on the risks associated with emerging markets securities, please see the SAI.


On July 1, 1997, Hong Kong reverted to the sovereignty of China. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.


MARKET, CURRENCY, AND INTEREST RATE RISK. General market movements in any country where the Fund has investments are likely to affect the value of the securities which the Fund owns in that country and the Fund's share price may also be affected. The Fund's investments may be denominated in foreign currencies so that changes in foreign currency exchange rates will also affect the value of what the Fund owns, and thus the price of its shares. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the Fund's shares. Of course,

 8 globe Templeton Growth Fund, Inc.

individual and worldwide stock markets, interest rates and currency valuations have both increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.


CREDIT AND ISSUER RISK. The Fund's investments in debt securities involve credit risk. This is the risk that the issuer of a debt security will be unable to make principal and interest payments in a timely manner and the debt security will go into default. The Fund may invest up to 10% of its total assets in defaulted debt securities. The purchase of defaulted debt securities involves significant additional risks, such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders.

DERIVATIVE SECURITIES RISK. Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Options on securities indices and stock index futures contracts are considered derivative investments. To the extent the Fund enters into these transactions, their success will depend upon Global Advisors' ability to predict pertinent market movements.


WHO MANAGES THE FUND?

The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.


Investment Manager. Global Advisors manages the Fund's assets and makes its investment decisions. Global Advisors also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Global Advisors and its affiliates manage over $223 billion in assets. The Templeton organization has been investing globally since 1940.

                                            Templeton Growth Fund, Inc. globe  9

Global Advisors and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Poland, Russia, Singapore, South Africa, Taiwan, United Kingdom, U.S., and Vietnam. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Portfolio Management. The Fund's lead portfolio manager since 1987 is Mark G. Holowesko. Mr. Holowesko is president of Global Advisors. He holds a BA in economics from Holy Cross College and an MBA from Babson College. He is a Chartered Financial Analyst, Chartered Investment Counselor, and a founding member of the International Society of Financial Analysts. Prior to joining the Templeton organization in 1985, Mr. Holowesko worked with RoyWest Trust Corporation (Bahamas) Limited as an investment analyst. His duties at RoyWest included managing trust and individual accounts, as well as equity market research worldwide. Mr. Holowesko is responsible for coordinating equity research and portfolio management activities worldwide for the Templeton Global Equity Group and managing several mutual funds.

Richard Sean Farrington and Jeffrey A. Everett have secondary portfolio management responsibilities for the Fund. Mr. Farrington is a vice president of Global Advisors. He holds a BA in economics from Harvard University. Mr. Farrington is a Chartered Financial Analyst. He has served as the president of the Bahamas Society of Financial Analysts and is currently on the board of the International Society of Financial Analysts. He joined the Templeton organization in 1991 and is a research analyst and portfolio manager. Mr. Farrington's research responsibilities include global coverage of the electrical equipment industries, as well as international electric utilities. He is also responsible for country coverage of Hong Kong, China and Taiwan. Mr. Everett is an executive vice president of Global Advisors. He holds a BS in finance from Pennsylvania State University and is also a Chartered Financial Analyst. Prior to joining the Templeton organization in 1989, Mr. Everett was an investment officer at First Pennsylvania Investment Research, a division of First Pennsylvania Corporation, where he analyzed equity and convertible securities. He also coordinated research for Centre Square Investment Group, the pension management subsidiary of First Pennsylvania Corporation. Mr. Everett is responsible for managing several offshore accounts at Templeton, as well as several Templeton funds. His global research responsibilities encompass industry coverage for real estate and country coverage of Australia and Italy.

 10 globe Templeton Growth Fund, Inc.

Management Fees. During the period ended August 31, 1997, management fees totaling 0.61% of the average daily net assets of the Fund were paid to Global Advisors. Total expense including fees paid to Global Advisors, were 0.84% of the average daily net assets of Advisor Class.

Portfolio Transactions. Global Advisors tries to obtain the best execution on all transactions. If Global Advisors believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

Administrative Services. FT Services provides certain administrative services and facilities for the Fund. During the period ended August 31, 1997, administration fees totaling 0.08% of the average daily net assets of the Fund were paid to FT Services.These fees are included in the amount of total expenses shown above. Please see "Investment Management and Other Services" in the SAI for more information.


HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, the Advisor Class of the Fund advertises its performance. A commonly used measure of performance is total return.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.


The investment results of the Advisor Class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How Does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES IN THE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX, THEY ARE DISCUSSED IN THE SAI.


                                           Templeton Growth Fund, Inc. globe  11

Taxation of the Fund's               HOW DOES THE FUND EARN INCOME
Investments. The Fund invests        AND GAINS?
your money in the stocks, bonds      The Fund earns dividends and
and other securities that are        interest (the Fund's "income")
described in the section "How Does   on its investments. When the
the Fund Invest Its Assets?"         Fund sells a security for a
Special tax rules may apply in       price that is higher than it
determining the income and gains     paid, it has a gain. When the
the Fund earns on its investments.   Fund sells a security for a
These rules may, in turn, affect     price that is lower than it
the amount of distributions that     paid, it has a loss. If the
the Fund pays to you. These          Fund has held the security for
special tax rules are discussed in   more than one year, the gain
the SAI.                             or loss will be a long-term
Taxation of the Fund. As a           capital gain or loss. If the
regulated investment company, the    Fund has held the security for
Fund generally pays no federal       one year or less, the gain or
income tax on the income and gains   loss will be a short-term
that it distributes to you.          capital gain or loss. The
                                     Fund's gains and losses are
                                     netted together, and, if the
                                     Fund has a net gain (the
                                     Fund's "gains"), that gain
                                     will generally be distributed
                                     to you.


Foreign Taxes. Foreign governments may impose taxes on the income and gains from the Fund's investments in foreign stocks and bonds. These taxes will reduce the amount of the Fund's distributions to you. The Fund may also invest in the securities of foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause the Fund to pay income taxes and interest charges. If possible, the Fund will not invest in PFICs or will adopt other strategies to avoid these taxes and charges.

 12 globe Templeton Growth Fund, Inc.

TAXATION OF SHAREHOLDERS

Distributions. Distributions from    WHAT IS A DISTRIBUTION?
the Fund, whether you receive        As a shareholder, you will
them in cash or in additional        receive your share of the
shares, are generally subject to     Fund's income and gains on its
income tax. The Fund will send you   investments in stocks, bonds
a statement in January of the        and other securities. The
current year showing the ordinary    Fund's income and short-term
dividends, capital gain              capital gains are paid to you
distributions and non-taxable        as ordinary dividends. The
distributions you received from      Fund's long-term capital gains
the Fund in the prior year. The      are paid to you as capital
amounts on this statement will       gain distributions. If the
include distributions declared       Fund pays you an amount in
in December of the prior year,       excess of its income and
and paid to you in January of the    gains, this excess will
current year. These distributions    generally be treated as a
are taxable as if you had received   non-taxable distribution.
them on December 31 of               These amounts, taken together,
                                     are what we call the Fund's
                                     distributions to you.

the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

The Fund's statement for the prior year will tell you how much of your capital gain distribution represents 28% rate gain, or 25% rate gain, if applicable. The remainder of the capital gain distribution, after subtracting out these amounts, represents 20% rate gain.

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a Section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you.

Dividends-Received Deduction. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends received from the Fund.

                                           Templeton Growth Fund, Inc. globe  13

Redemptions and Exchanges. If you    WHAT IS A REDEMPTION?
redeem your shares or if you         A redemption is a sale by you
exchange your shares in the Fund     to the Fund of some or all of
for shares in another Franklin       your shares in the Fund. The
Templeton Fund, you will generally   price per share you receive
have a gain or loss that the IRS     when you redeem Fund shares
requires you to report on your       may be more or less than the
income tax return. If you exchange   price at which you purchased
Fund shares held for 90 days or      those shares. An exchange of
less and pay no sales charge, or a   shares in the Fund for shares
reduced sales charge for the new     of another Franklin Templeton
shares, all or a portion of the      Fund is treated as a
sales charge you paid on the         redemption of Fund shares and
purchase of the shares you           then a purchase of shares of
exchanged is not included in their   the other Fund. When you
cost for purposes of computing       redeem or exchange your
gain or loss on the exchange. If     shares, you will generally
you hold your shares for six         have a gain or loss, depending
months or less, any loss you have    upon whether the basis in your
will be treated as a long-term       shares is more or less than
capital loss to the extent of any    your cost or other basis in
capital gain distributions           the shares. Call Fund
received by you from the Fund. All   Information at 1-800-342-5236
or a portion of any loss on the      for a free Shareholder Tax
redemption or exchange of            Information Handbook if you
                                     need more information in
                                     calculating the gain or loss
                                     on the redemption or exchange
                                     of your shares.

your shares will be disallowed by the IRS if you purchase other shares in the Fund within 30 days before or after your redemption or exchange.


Foreign Taxes. If more than 50% of   WHAT IS A FOREIGN TAX CREDIT?
the value of the Fund's assets       A foreign tax credit is a tax
consists of foreign securities, the  credit for the amount of taxes
Fund may elect to pass-through to    imposed by a foreign country
you the amount of foreign taxes it   on earnings of the Fund. When
paid. If the Fund makes this         a foreign company in which the
election, your year-end statement    Fund invests pays a dividend
will show more taxable income than   to the Fund, the dividend will
was actually distributed to you.     generally be subject to a
However, you will be entitled to     withholding tax. The taxes
either deduct your share of such     withheld in foreign countries
taxes in computing your taxable      create credits that you may
                                     use to offset your U.S.
                                     federal income tax.

 14 globe Templeton Growth Fund, Inc.

income or claim a foreign tax credit for such taxes against your U.S. federal income tax. Your year-end statement, showing the amount of deduction or credit available to you, will be distributed to you in January along with other shareholder information records including your Fund Form 1099-DIV.

The 1997 Act includes a provision that allows you to claim these credits directly on your income tax return (Form 1040) and eliminates the previous requirement that you complete a detailed supporting form. To qualify, you must have $600 or less in joint return foreign taxes ($300 or less on a single return), all of which are reported to you on IRS Form 1099-DIV. THIS SIMPLIFIED PROCEDURE APPLIES ONLY FOR CALENDAR YEARS 1998 AND BEYOND, AND IS NOT AVAILABLE IN 1997.

Non-U.S. Investors. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your Fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the Fund.

State Taxes. Ordinary dividends and capital gain distributions that you receive from the Fund as well as gains arising from redemptions or exchanges of your Fund shares will generally be subject to state and local income tax. The holding of Fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the Fund.

                                           Templeton Growth Fund, Inc. globe  15

Backup Withholding. When you open    WHAT IS A BACKUP WITHHOLDING?
an account, IRS regulations          Backup withholding occurs when
  require that you provide your      the Fund is required to
taxpayer identification number       withhold and pay over to the
("TIN"), certify that it is          IRS 31% of your distributions
correct, and certify that you are    and redemption proceeds. You
not subject to backup withholding    can avoid backup withholding
under IRS rules. If you fail to      by providing the Fund with
provide a correct TIN or the         your TIN, and by completing
proper tax certifications, the       the tax certifications on your
Fund is required to withhold 31%     account application that you
of all the distributions             were asked to sign when you
(including ordinary dividends and    opened your account. However,
capital gain distributions) and      if the IRS instructs the Fund
redemption proceeds paid to you.     to begin backup withholding,
The Fund is also required to begin   it is required to do so even
backup withholding on your account   if you provided the Fund with
if the IRS instructs the Fund to     your TIN and these tax
do so. The Fund reserves the right   certifications, and backup
not to open your account or,         withholding will remain in
alternatively, to redeem             place until the Fund is
                                     instructed by the IRS that it
                                     is no longer required.

your shares at the current net asset value, less any taxes withheld, if you fail to provide a correct TIN, fail to provide the proper tax certifications, or the IRS instructs the Fund to begin backup withholding on your account.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT OF DISTRIBUTION OF ORDINARY DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID, AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE SHAREHOLDER TAX INFORMATION HANDBOOK, AVAILABLE FROM FUND INFORMATION AT 1-800-342-5236.


 16 globe Templeton Growth Fund, Inc.

HOW IS THE FUND ORGANIZED?


The Fund is a diversified, open-end management investment company, commonly called a mutual fund. It was organized as a Maryland corporation on November 10, 1986 from its predecessor entity which commenced operations on November 29, 1954, and is registered with the SEC. As of January 1, 1997, the Fund began offering a new class of shares designated Templeton Growth Fund, Inc. - Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Templeton Growth Fund, Inc. - Class I and Templeton Growth Fund, Inc. - Class II. Additional classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Fund has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Fund does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.



                                           Templeton Growth Fund, Inc. globe  17

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

Opening Your Account

Shares of the Fund may be purchased without a sales charge. To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check.

                            MINIMUM
                          INVESTMENTS*
--------------------------------------
To Open Your Account....      None
To Add to Your
  Account...............      $ 25

*Certain investors may be subject to different minimums as described below. We may also refuse any order to buy shares.

The Fund's Advisor Class shares are only available to:

1. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

2. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

3. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum investment requirement

4. Accounts managed by the Franklin Templeton Group

5. The Franklin Templeton Profit Sharing 401(k) Plan

6. Each series of the Franklin Templeton Fund Allocator Series, subject to a $1,000 minimum initial and subsequent investment requirement

Payments to Securities Dealers


Securities Dealers who initiate and are responsible for purchases of Advisor Class shares may receive up to 0.25% of the amount invested. The payment is subject to the sole discretion of Distributors, and is paid by Distributors or one of its affiliates and not by the Fund or its shareholders.


 18 globe Templeton Growth Fund, Inc.

For information on additional compensation payable to Securities Dealers in connection with the sale of Fund shares, please see "How Do I Buy, Sell and Exchange Shares? - Other Payments to Securities Dealers" in the SAI.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and some do not offer Advisor Class shares.

        METHOD                       STEPS TO FOLLOW
-------------------------------------------------------------------
BY MAIL               1. Send us signed written instructions


                      2. Include any outstanding share certificates for the shares you want to exchange

-------------------------------------------------------------------
BY PHONE              Call Shareholder Services
                      ] If you do not want the ability to exchange
                      by phone to apply to your account, please let
                        us know.
-------------------------------------------------------------------
THROUGH YOUR DEALER   Call your investment representative
-------------------------------------------------------------------


Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

Exchange Restrictions

Please be aware that the following restrictions apply to exchanges:

- You may only exchange shares within the SAME CLASS, except as noted below.

- The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be

                                           Templeton Growth Fund, Inc. globe  19
  available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

- The fund you are exchanging into must be eligible for sale in your state.

- We may modify or discontinue our exchange policy if we give you 60 days' written notice.

- Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or
  (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

Limited Exchanges Between Different Classes of Shares

If you want to exchange into a fund that does not currently offer an Advisor Class, you may exchange your Advisor Class shares for Class I shares of that fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. You may also exchange your Advisor Class shares for Class Z shares of Franklin Mutual Series Fund Inc.

 20 globe Templeton Growth Fund, Inc.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

        METHOD                       STEPS TO FOLLOW
-------------------------------------------------------------------

BY MAIL               1. Send us signed written instructions. If
                      you would like your redemption proceeds wired
                         to a bank account, your instructions
                         should include:
                      - The name, address and telephone number of
                        the bank where you want the proceeds sent
                      - Your bank account number
                      - The Federal Reserve ABA routing number
                      - If you are using a savings and loan or
                      credit union, the name of the corresponding
                        bank and the account number
                      2. Include any outstanding share certificates
                      for the shares you are selling
                      3. Provide a signature guarantee if required
                      4. Corporate, partnership and trust accounts
                      may need to send additional documents.
                         Accounts under court jurisdiction may have
                         other requirements.
-------------------------------------------------------------------


                                           Templeton Growth Fund, Inc. globe  21

        METHOD                       STEPS TO FOLLOW
-------------------------------------------------------------------

BY PHONE              Call Shareholder Services. If you would like
                      your redemption proceeds wired to a bank
                      account, other than an escrow account, you
                      must first sign up for the wire feature. To
                      sign up, send us written instructions, with a
                      signature guarantee. To avoid any delay in
                      processing, the instructions should include
                      the items listed in "By Mail" above.
                      Telephone requests will be accepted:
                      - If the request is $50,000 or less.
                      Institutional accounts may exceed $50,000 by
                        completing a separate agreement. Call
                        Institutional Services to receive a copy.
                      - If there are no share certificates issued
                      for the shares you want to sell or you have
                        already returned them to the Fund
                      - Unless the address on your account was
                      changed by phone within the last 15 days
                      ] If you do not want the ability to redeem by
                      phone to apply to your account, please let us
                        know.
-------------------------------------------------------------------
THROUGH YOUR DEALER   Call your investment representative
-------------------------------------------------------------------


We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

 22 globe Templeton Growth Fund, Inc.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

Distribution Options

You may receive your distributions from the Fund in any of these ways:


1. Buy additional shares of the Fund - You may buy additional shares of the same class of the Fund by reinvesting capital gain distributions, dividend distributions, or both. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund. You may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.


                                           Templeton Growth Fund, Inc. globe  23

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

Share Price

You buy and sell Advisor Class shares at the Net Asset Value per share. The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

How and When Shares are Priced

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

Proper Form

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive signed written instructions, with a

 24 globe Templeton Growth Fund, Inc.

signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

- Your name,

- The Fund's name,

- The class of shares,

- A description of the request,

- For exchanges, the name of the fund you are exchanging into,

- Your account number,

- The dollar amount or number of shares, and

- A telephone number where we may reach you during the day, or in the evening if preferred.

Joint Accounts. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

                                           Templeton Growth Fund, Inc. globe  25

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

Share Certificates

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

Telephone Transactions

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

 26 globe Templeton Growth Fund, Inc.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

Account Registrations and Required Documents

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

                                           Templeton Growth Fund, Inc. globe  27

  TYPE OF ACCOUNT                 DOCUMENTS REQUIRED
------------------------------------------------------------------
CORPORATION          Corporate Resolution
------------------------------------------------------------------
PARTNERSHIP          1. The pages from the partnership agreement
                     that identify the general partners, or
                     2. A certification for a partnership
                     agreement
------------------------------------------------------------------
TRUST                1. The pages from the trust document that
                     identify the trustees, or
                     2. A certification for trust
------------------------------------------------------------------

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Important Information If You Have an Investment Representative

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the

 28 globe Templeton Growth Fund, Inc.

reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100. These minimums do not apply if you fall within categories 4, 5, or 6 under "How Do I Buy Shares? - Opening Your Account."

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

Systematic Withdrawal Plan

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

                                           Templeton Growth Fund, Inc. globe  29

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TeleFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

- obtain information about your account; and

- obtain price information about any Franklin Templeton Fund.

You will need the Fund's code number to use TeleFACTS(R). The Fund's code number is 623.

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

- Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

- Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

Institutional Accounts

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

 30 globe Templeton Growth Fund, Inc.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The Fund and Distributors are also located at this address. Global Advisors is located in Lyford Cay, Nassau, Bahamas. You may also contact us by phone at one of the numbers listed below.

                                        HOURS OF OPERATION (EASTERN
                                                   TIME)
   DEPARTMENT NAME      TELEPHONE NO.     (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------
Shareholder Services  1-800/632-2301   8:30 a.m. to 8:00 p.m.
Dealer Services       1-800/524-4040   8:30 a.m. to 8:00 p.m.
Fund Information      1-800/DIAL BEN   8:30 a.m. to 11:00 p.m.
                                       9:30 a.m. to 5:30 p.m.
                      (1-800/342-5236) (Saturday)
Retirement Plan
  Services            1-800/527-2020   8:30 a.m. to 8:00 p.m.
Institutional Services 1-800/321-8563  9:00 a.m. to 8:00 p.m.
TDD (hearing impaired) 1-800/851-0637  8:30 a.m. to 8:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

                                           Templeton Growth Fund, Inc. globe  31

GLOSSARY

USEFUL TERMS AND DEFINITIONS

Board - The Board of Directors of the Fund

CD - Certificate of deposit

Class I, Class II and Advisor Class - The Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

Code - Internal Revenue Code of 1986, as amended

Depositary Receipts - are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."


Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund


Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Global Advisors - Templeton Global Advisors Limited, the Fund's investment manager

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

 32 globe Templeton Growth Fund, Inc.

Market Timers - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

Moody's - Moody's Investors Service, Inc.



Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

                                           Templeton Growth Fund, Inc. globe  33

INSTRUCTIONS AND IMPORTANT NOTICE

SUBSTITUTE W-9 INSTRUCTIONS INFORMATION

General. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Obtaining a Number. If you do not have a Social Security Number/Taxpayer Identification Number or you do not know your SSN/TIN, you must obtain Form SS-5 or Form SS-4 from your local Social Security or IRS office and apply for one. If you have checked the "Awaiting TIN" box and signed the certification, withholding will apply to payments relating to your account unless you provide a certified TIN within 60 days.

What SSN/TIN to Give. Please refer to the following guidelines:

                                                            GIVE EMPLOYER ID #
    ACCOUNT TYPE       GIVE SSN OF       ACCOUNT TYPE               OF
-------------------------------------------------------------------------------
- Individual           Individual     - Trust, Estate, or  Trust, Estate, or
                                       Pension Plan Trust  Pension Plan Trust
-------------------------------------------------------------------------------
- Joint Individual     Owner who      - Corporation,       Corporation,
                       will be         Partnership, or     Partnership, or
                       paying tax      other organization  other organization
                       or
                       first-named
                       individual
-------------------------------------------------------------------------------
- Unif. Gift/          Minor          - Broker nominee     Broker nominee
  Transfer to Minor
-------------------------------------------------------------------------------
- Sole Proprietor      Owner of
                       business
-------------------------------------------------------------------------------
- Legal Guardian       Ward,
                       Minor, or
                       Incompetent
-------------------------------------------------------------------------------

Exempt Recipients. Please provide your TIN and check the "Exempt Recipient" box if you are an exempt recipient. Exempt recipients include:

A corporation

A financial institution

An organization exempt from tax under section 501(a), or an individual retirement plan

 34 globe Templeton Growth Fund, Inc.

A registered dealer in securities or commodities registered in the U.S. or a U.S. possession

A real estate investment trust

A common trust fund operated by a bank under section 584(a)

An exempt charitable remainder trust or a non-exempt trust described in section 4947(a)(1)

An entity registered at all times under the Investment Company Act of 1940

IRS Penalties. If you do not supply us with your SSN/TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report certain income on your federal income tax return, you will be treated as negligent and subject to an IRS 20% penalty on any underpayment of tax attributable to such negligence, unless there was reasonable cause for the resulting underpayment and you acted in good faith. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

SUBSTITUTE W-8 INSTRUCTIONS INFORMATION

Exempt Foreign Person. Check the "Exempt Foreign Person" box if you qualify as a non-resident alien or foreign entity that is not subject to certain U.S. information return reporting or to backup withholding rules. Dividends paid to your account may be subject to withholding of up to 30%. You are an "Exempt Foreign Person" if you are not (1) a citizen or resident of the U.S., or (2) a U.S. corporation, partnership, estate, or trust. In the case of an individual, an "Exempt Foreign Person" is one who has been physically present in the U.S. for less than 31 days during the current calendar year. An individual who is physically present in the U.S. for at least 31 days during the current calendar year will still be treated as an "Exempt Foreign Person," provided that the total number of days physically present in the current calendar year and the two preceding calendar years does not exceed 183 days (counting all of the days in the current calendar year, only one-third of the days in the first preceding calendar year and only one-sixth of the days in the second preceding calendar year). In addition, lawful permanent residents or green card holders may not be treated as "Exempt Foreign Persons." If you are an individual or an entity, you must not now be, or at this time expect to be, engaged in a U.S. trade or business with respect to which any gain derived from transactions effected by the Fund/Payer during the calendar year

                                           Templeton Growth Fund, Inc. globe  35
is effectively connected to the U.S. (or your transactions are exempt from U.S. taxes under a tax treaty).

Permanent Address. The Shareholder Application must contain your permanent address if you are an "Exempt Foreign Person." If you are an individual, provide your permanent address. If you are a partnership or corporation, provide the address of your principal office. If you are an estate or trust, provide the address of your permanent residence or the principal office of any fiduciary.

Notice of Change in Status. If you become a U.S. citizen or resident after you have provided certification of your foreign status, or if you cease to be an "Exempt Foreign Person," you must notify the Fund/Payer within 30 days of your change in status. Reporting will then begin on the account(s) listed, and backup withholding may also begin unless you certify to the Fund/Payer that (1) the taxpayer identification number you have given is correct, and (2) the Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain interest or dividend income. You may use Form W-9, "Payer's Request for Taxpayer Identification Number and Certification," to make these certifications. If an account is no longer active, you do not have to notify a Fund/Payer or broker of your change in status unless you also have another account with the same Fund/Payer that is still active. If you receive interest from more than one Fund/Payer or have dealings with more than one broker or barter exchange, file a certificate with each. If you have more than one account with the same Fund/Payer, the Fund/Payer may require you to file a separate certificate for each account.

When to File. File these certifications with the Fund before a payment is made to you, unless you have already done this in either of the two preceding calendar years.

How Often You Must File. This certificate generally remains in effect for three calendar years. A Fund/Payer or broker, however, may require that a new certificate be filed each time a payment is made. On joint accounts for which each joint owner is a foreign person, each must provide a certification of foreign status.

 36 globe Templeton Growth Fund, Inc.

                                              RESOLUTION SUPPORTING AUTHORITY OF
                                              CORPORATE /ASSOCIATION SHAREHOLDER
--------------------------------------------------------------------------------

INSTRUCTION:

It will be necessary for corporate/association shareholders to provide a certified copy of a resolution or other certificate of authority supporting the authority of designated officers of the corporation/association to issue oral and written instruction on behalf of the corporation/association for the purchase, sale (redemption), transfer and/or exchange of Franklin Templeton Fund shares. You may use the following form of resolution or you may prefer to use your own.

CERTIFIED COPY OF RESOLUTION (Corporation or Association)

The undersigned hereby certifies and affirms that he/she is the duly elected
                         of                          a
          Title                    Corporate Name       Type of Organization
organized under the laws of the State of                            and that the
                                                    State
following is a true and correct copy of a resolution adopted by the Board of Directors by unanimous written consent (a copy of which is attached) or at a
meeting duly called and held on                               , 19  .
      "RESOLVED, that
                                      Name of Corporation/Association
     (the "Company") is authorized to invest the Company's assets in one or more investment companies (mutual funds) whose shares are distributed by Franklin/Templeton Distributors, Inc. ("Distributors"). Each such investment company, or series thereof, is referred to as a "Franklin Templeton Fund" or "Fund."
     FURTHER RESOLVED, that any (enter number)                   of the
     following officers of this Company (acting alone, if one, or acting together, if more than one) is/are authorized to issue oral or written instructions (including the signing of drafts in the case of draft accessed money fund accounts) on behalf of the Company for the purchase, sale (redemption), transfer and/or exchange of Fund shares and to execute any Fund application(s) and agreements pertaining to Fund shares registered or to be registered to the Company (referred to as a "Company Instruction"); and, that this authority shall continue until Franklin/Templeton Investor Services, Inc. ("Investor Services") receives written notice of revocation or amendment delivered by registered mail. The Company's officers authorized to act on behalf of the Company

                                           Templeton Growth Fund, Inc. globe  37
     under this resolution are (enter officer titles only):
================================================================================
     (referred to as the "Authorized Officers").

     FURTHER RESOLVED, that Investor Services may rely on the most recently provided incumbency certificate delivered by the Company to Investor Services to identify those individuals who are the incumbent Authorized Officers and that Investor Services shall have no independent duty to determine if there has been any change in the individuals serving as incumbent Authorized Officers.

     FURTHER RESOLVED, that the Company ("Indemnitor") undertakes and agrees to indemnify and hold harmless Distributors, each affiliate of Distributors, each Franklin Templeton Fund and their officers, employees and agents (referred to hereafter collectively as the "Indemnitees") from and against any and all liability, loss, suits, claims, costs, damages and expenses of whatever amount and whatever nature (including without limitation reasonable attorneys' fees, whether for consultation and advice or representation in litigation at both the trial and appellate level) any indemnitee may sustain or incur by reason of, in consequence of, or arising from or in connection with any action taken or not taken by an Indemnitee in good faith reliance on a Company Instruction given as authorized under this resolution."

The undersigned further certifies that the below named persons, whose signatures appear opposite their names, are the incumbent Authorized Officers (as that term is defined in the above resolution) who have been duly elected to the office identified beside their name(s) (attach additional list if necessary).

                                            X
---------------------------------------     ---------------------------------------
Name/title (please print or type)           Signature
                                            X
---------------------------------------     ---------------------------------------
Name/title (please print or type)           Signature
                                            X
---------------------------------------     ---------------------------------------
Name/title (please print or type)           Signature
                                            X
---------------------------------------     ---------------------------------------
Name/title (please print or type)           Signature

Certified from minutes

X
---------------------------------------
Signature

--------------------------------------------------------------------------------
Name/title (please print or type)

CORPORATE SEAL (if appropriate)

 38 globe Templeton Growth Fund, Inc.

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST E CALL 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH

Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund

Templeton Global
 Infrastructure Fund

Templeton Global
 Opportunities Trust

Templeton Global Real Estate Fund
Templeton Global Smaller
 Companies Fund

Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund

Franklin Templeton
 Global Currency Fund

Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income
 Fund

GLOBAL INCOME

Franklin Global Government
 Income Fund

Franklin Templeton Hard
 Currency Fund

Franklin Templeton High
 Income Currency Fund

Templeton Americas
 Government Securities Fund

GROWTH


Franklin Biotechnology
 Discovery Fund


Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund

Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund


Mutual Financial Services Fund


Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES
Franklin Templeton
 Conservative Target Fund

Franklin Templeton
 Moderate Target Fund

Franklin Templeton
 Growth Target Fund

INCOME

Franklin Adjustable Rate
 Securities Fund

Franklin Adjustable U.S.
 Government Securities Fund

Franklin's AGE High Income Fund
Franklin Investment
 Grade Income Fund

Franklin Short-Intermediate U.S.
 Government Securities Fund

Franklin U.S. Government
 Securities Fund

Franklin Money Fund
Franklin Federal Money Fund
FOR CORPORATIONS
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund

Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS
SEEKING TAX-FREE INCOME

Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
***Portfolio of insured municipal securities.
+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.
                                                                    101 PA 01/98
FGF09/97
                                LOGO
                                     Printed on recycled paper       TL101 PA

TEMPLETON                                                                                     ----------------
GROWTH FUND, INC.                                                                                BULK RATE
P.O. Box 33031                                                                                  U.S. POSTAGE
St. Petersburg, FL 33733-8031                                                                       PAID
-----------------------------                                                                  SACRAMENTO, CA
                                                                                               PERMIT NO. 333
                                                                                              ----------------

101 PA 01/98
TL101 PA
LOGO
      Printed on recycled paper

                                     PART B
                                 CLASS I AND II
                      STATEMENT OF ADDITIONAL INFORMATION

TEMPLETON
GROWTH FUND, INC.

STATEMENT OF
ADDITIONAL INFORMATION                                                      LOGO
                                            100 FOUNTAIN PARKWAY, P.O. BOX 33030

JANUARY 1, 1998                    ST. PETERSBURG, FL 33733-8030  1-800/DIAL BEN
--------------------------------------------------------------------------------

TABLE OF CONTENTS                        PAGE

How Does the Fund Invest Its Assets?....     2
What Are the Risks of Investing in the
  Fund?.................................     4
Investment Restrictions.................     8
Officers and Directors..................     9
Investment Management and Other
  Services..............................    14
How Does the Fund Buy Securities for Its
  Portfolio?............................    15
How Do I Buy, Sell and Exchange
  Shares?...............................    16
How Are Fund Shares Valued?.............    19
Additional Information on Distributions
  and Taxes.............................    20
The Fund's Underwriter..................    27
How Does the Fund Measure
  Performance?..........................    29
Miscellaneous Information...............    31
Financial Statements....................    32
Useful Terms and Definitions............    32
Appendix................................    34
Description of Ratings..................    34


------------------------------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
-----------------------------------------------------------------------------

Templeton Growth Fund, Inc. (the "Fund") is a diversified, open-end management investment company. The Fund's investment goal is long-term capital growth, which it seeks to achieve by a flexible policy of investing in the equity and debt securities of companies and governments of any nation.

The Prospectus, dated January 1, 1998, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN.

This SAI describes the Fund's Class I and Class II shares. The Fund currently offers another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate SAI and prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

   MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

   - ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

   - ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
     BANK;

   - ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
     PRINCIPAL.

HOW DOES THE FUND INVEST ITS ASSETS?
---------------------------------------------------------

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

Equity Securities. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

Debt Securities. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's Net Asset Value.

Repurchase Agreements. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Global Advisors will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board, i.e., banks or broker-dealers which have been determined by Global Advisors to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

Loans of Portfolio Securities. The Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

Structured Investments. Included among the issuers of debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturi-ties, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

Stock Index Futures Contracts. The Fund's investment policies also permit it to buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade, to an aggregate amount not exceeding 20% of the Fund's total assets at the time when such contracts are entered into. Successful use of stock index futures is subject to Global Advisors' ability to predict correctly movements in the direction of the stock markets. No assurance can be given that Global Advisors' judgment in this respect will be correct.

A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. For example, the S&P 500 Stock Index (the "S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the NYSE. The S&P 500 Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

During or in anticipation of a period of market appreciation, the Fund may enter into a "long hedge" of common stock which it proposes to add to its portfolio by purchasing stock index futures for the purpose of reducing the effective purchase price of such common stock. To the extent that the securities which the Fund proposes to purchase change in value in correlation with the stock index contracted for, the purchase of futures contracts on that index would result in gains to the Fund which could be offset against rising prices of such common stock.

During or in anticipation of a period of market decline, the Fund may "hedge" common stock in its portfolio by selling stock index futures for the purpose of limiting the exposure of its portfolio to such decline. To the extent that the Fund's portfolio of securities changes in value in correlation with a given stock index, the sale of futures contracts on that index could substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

Parties to an index futures contract must make initial margin deposits to secure performance of the contract, which currently range from 1 1/2% to 5% of the contract amount. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded. There also are requirements to make variation margin deposits as the value of the futures contract fluctuates.

At the time the Fund purchases a stock index futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the Fund's custodian. When selling a stock index futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

Stock Index Options. The Fund may purchase and sell put and call options on securities indices in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. An option on a securities index is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option, cash equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain indicators.

The Fund may write call options and put options only if they are "covered." A call option on an index is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. A put option on an index is covered if the Fund maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

If an option written by the Fund expires, the Fund will realize a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund will realize a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?
---------------------------------------------------------

FOREIGN SECURITIES.

The Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its Net Asset Value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although the Fund may invest up to 15% of its total assets in unlisted foreign securities, including not more than 10% of its total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (h) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (i) dependency on exports and the corresponding importance of international trade;
(j) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (k) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by Global Advisors. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other
Services -- Shareholder Servicing Agent and Custodian"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of Global Advisors, any losses resulting from the holding of the Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

LOWER-RATED SECURITIES.

Bonds rated Caa by Moody's are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds rated CCC by S&P are regarded, on balance, as speculative. Such securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses to seek recovery.

The Fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, the Fund must distribute substantially all of its income to shareholders (see "Additional Information on Distributions and Taxes"). Thus, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

DERIVATIVE SECURITIES.

There are additional risks involved in stock index futures transactions. These risks relate to the Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by the Fund for hedging purposes also depends upon Global Advisors' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

INVESTMENT RESTRICTIONS
---------------------------------------------------------

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less.

The Fund MAY NOT:

  1. Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts except stock index futures contracts; invest in other open-end investment companies or, as an operating policy approved by the Board, invest in closed-end investment companies.

  2. Purchase or retain securities of any company in which directors or officers of the Fund or of Global Advisors, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

  3. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

  4. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads (but the Fund may make margin payments in connection with, and purchase and sell, stock index futures contracts and options on securities indices).

  5. Loan money, apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the Fund may buy U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.

  6. Borrow money for any purpose other than redeeming its shares or purchasing its shares for cancellation, and then only as a temporary measure to an amount not exceeding 5% of the value of its total assets, or pledge, mortgage, or hypothecate its assets other than to secure such temporary borrowings, and then only to such extent not exceeding 10% of the value of its total assets as the Board may by resolution approve. (For the purposes of this Restriction, collateral arrangements with respect to margin for a stock index futures contract are not deemed to be a pledge of assets.)

  7. Invest more than 5% of the value of the Fund's total assets in securities of issuers which have been in continuous operation less than three years.

  8. Invest more than 5% of the Fund's total assets in warrants, whether or not listed on the NYSE or American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or attached to securities are not included in this Restriction. This Restriction does not apply to options on securities indices.

  9. Invest more than 15% of the Fund's total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets (including warrants) which may be invested in securities with a limited trading market. The Fund's position in the latter type of securities may be of such size as to affect adversely their liquidity and marketability and the Fund may not be able to dispose of its holdings in these securities at the current market price.

 10. Invest more than 25% of the Fund's total assets in a single industry.

 11. Invest in "letter stocks" or securities on which there are sales restrictions under a purchase agreement.

 12. Participate on a joint or a joint and several basis in any trading account in securities. (See "How does the Fund Buy Securities for its Portfolio?" as to transactions in the same securities for the Fund, other clients and/or other mutual funds within the Franklin Templeton Group of Funds.)

The Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

Nothing in the Investment Policies or Investment Restrictions (except Restrictions 9 and 10) shall be deemed to prohibit the Fund from purchasing securities pursuant to subscription rights distributed to the Fund by any issuer of securities held at the time in its portfolio (as long as such purchase is not contrary to the Fund's status as a diversified investment company under the 1940
Act). If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. In this case, the Fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                              Positions and
                              Offices
Name, Address and Age         with the Fund         Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------

 HARRIS J. ASHTON             Director              Chairman of the board, president and chief
 Metro Center                                       executive officer of General Host Corporation
 1 Station Place                                    (nursery and craft centers); director of RBC
 Stamford, Connecticut                              Holdings Inc. (a bank holding company) and
 Age 65                                             Bar-S Foods (a meat packing company); and
                                                    director or trustee of 53 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------

* NICHOLAS F. BRADY           Director              Chairman of Templeton Emerging Markets Invest-
 The Bullitt House                                  ment Trust PLC; chairman of Templeton Latin
 102 East Dover Street                              America Investment Trust PLC; chairman of Darby
 Easton, Maryland                                   Overseas Investments, Ltd. and Darby Emerging
 Age 67                                             Markets Investments LDC (investment firms)
                                                    (1994- present); chairman and director of
                                                    Templeton Central and Eastern European
                                                    Investment Company; director of the Templeton
                                                    Global Strategy Funds, Amerada Hess
                                                    Corporation, Christiana Companies, and the H.J.
                                                    Heinz Company; formerly, Secretary of the
                                                    United States Department of the Treasury (1988-
                                                    1993) and chairman of the board of Dillon, Read
                                                    & Co., Inc. (investment banking) prior to 1988;
                                                    and director or trustee of 23 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.

---------------------------------------------------------------------------------------------------

                              Positions and
                              Offices
Name, Address and Age         with the Fund         Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO          Director              Member of the law firm of Pitney, Hardin, Kipp
 200 Campus Drive                                   & Szuch; director of General Host Corporation
 Florham Park, New Jersey                           (nursery and craft centers); and director or
 Age 65                                             trustee of 55 of the investment companies in
                                                    the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 JOHN Wm. GALBRAITH           Director              President of Galbraith Properties, Inc.
 360 Central Avenue                                 (personal investment company); director of Gulf
 Suite 1300                                         West Banks, Inc. (bank holding company)
 St. Petersburg, Florida                            (1995-present); formerly, director of
 Age 76                                             Mercantile Bank (1991-1995), vice chairman of
                                                    Templeton, Galbraith & Hansberger Ltd.
                                                    (1986-1992) and chairman of Templeton Funds
                                                    Management, Inc. (1974-1991); and director or
                                                    trustee of 22 of the investment companies in
                                                    the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 ANDREW H. HINES, JR.         Director              Consultant for the Triangle Consulting Group;
 150 Second Avenue N.                               executive-in-residence of Eckerd College
 St. Petersburg, Florida                            (1991-present); formerly, chairman of the board
 Age 74                                             and chief executive officer of Florida Progress
                                                    Corporation (1982-1990) and director of various
                                                    of its subsidiaries; and director or trustee of
                                                    24 of the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
* CHARLES B. JOHNSON          Chairman of           President, chief executive officer and director
 777 Mariners Island Blvd.    the Board and         of Franklin Resources, Inc.; chairman of the
 San Mateo, California        Vice President        board and director of Franklin Advisers, Inc.,
 Age 64                                             Franklin Investment Advisory Services, Inc.,
                                                    Franklin Advisory Services, Inc. and Franklin
                                                    Templeton Distributors, Inc.; director of
                                                    Franklin/Templeton Investor Services, Inc.,
                                                    Franklin Templeton Services, Inc. and General
                                                    Host Corporation (nursery and craft centers);
                                                    and officer and/or director or trustee, as the
                                                    case may be, of most of the other subsidiaries
                                                    of Franklin Resources, Inc. and 54 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.
---------------------------------------------------------------------------------------------------
 BETTY P. KRAHMER             Director              Director or trustee of various civic
 2201 Kentmere Parkway                              associations; formerly, economic analyst, U.S.
 Wilmington, Delaware                               government; and director or trustee of 23 of
 Age 68                                             the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN            Director              Chairman of White River Corporation (financial
 8212 Burning Tree Road                             services); director of Fund American
 Bethesda, Maryland                                 Enterprises Holdings, Inc., MCI Communications
 Age 69                                             Corporation, CCC Information Services Group,
                                                    Inc. (information services), MedImmune, Inc.
                                                    (biotechnology), Shoppers Express (home
                                                    shopping) and Spacehab, Inc. (aerospace
                                                    services); formerly, chairman of Hambrecht and
                                                    Quist Group, director of H&Q Healthcare
                                                    Investors and president of the National
                                                    Association of Securities Dealers, Inc.; and
                                                    director or trustee of 50 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------

                              Positions and
                              Offices
Name, Address and Age         with the Fund         Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS             Director              Manager of personal investments (1978-present);
 2665 N.E. 37th Drive                               director of various business and nonprofit
 Fort Lauderdale, Florida                           organizations; formerly, chairman and chief
 Age 68                                             executive officer of Landmark Banking
                                                    Corporation (1969-1978), financial vice
                                                    president of Florida Power and Light
                                                    (1965-1969), and vice president of the Federal
                                                    Reserve Bank of Atlanta (1958-1965); and
                                                    director or trustee of 24 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------
 MARK G. HOLOWESKO            President             President and director of Templeton Global
 Lyford Cay                                         Advisors Limited; chief investment officer of
 Nassau, Bahamas                                    global equity research for Templeton Worldwide,
 Age 37                                             Inc.; formerly, investment administrator with
                                                    RoyWest Trust Corporation (Bahamas) Limited
                                                    (1984-1985); and officer of 23 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.
---------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR.       Vice President        Executive vice president and director of
 777 Mariners Island Blvd.                          Franklin Resources, Inc. and Franklin Templeton
 San Mateo, California                              Distributors, Inc.; president and director of
 Age 57                                             Franklin Advisers, Inc.; senior vice president
                                                    and director of Franklin Advisory Services,
                                                    Inc. and Franklin Investment Advisory Services,
                                                    Inc.; director of Franklin/Templeton Investor
                                                    Services, Inc.; and officer and/or director or
                                                    trustee, as the case may be, of most other
                                                    subsidiaries of Franklin Resources, Inc. and 58
                                                    of the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 HARMON E. BURNS              Vice President        Executive vice president, secretary and
 777 Mariners Island Blvd.                          director of Franklin Resources, Inc.; executive
 San Mateo, California                              vice president and director of Franklin
 Age 52                                             Templeton Distributors, Inc. and Franklin
                                                    Templeton Services, Inc.; executive vice
                                                    president of Franklin Advisers, Inc.; director
                                                    of Franklin/Templeton Investor Services, Inc.;
                                                    and officer and/or director or trustee, as the
                                                    case may be, of most of the other subsidiaries
                                                    of Franklin Resources, Inc. and 58 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.
---------------------------------------------------------------------------------------------------

                              Positions and
                              Offices
Name, Address and Age         with the Fund         Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
 CHARLES E. JOHNSON           Vice President        Senior vice president and director of Franklin
 500 East Broward Blvd.                             Resources, Inc.; senior vice president of
 Fort Lauderdale, Florida                           Franklin Templeton Distributors, Inc.;
 Age 41                                             president and director of Templeton Worldwide,
                                                    Inc.; president, chief executive officer, chief
                                                    investment officer and director of Franklin
                                                    Institutional Services Corporation; chairman
                                                    and director of Templeton Investment Counsel,
                                                    Inc.; vice president of Franklin Advisers,
                                                    Inc.; officer and/or director of some of the
                                                    other subsidiaries of Franklin Resources, Inc.;
                                                    and officer and/or director or trustee, as the
                                                    case may be, of 37 of the investment companies
                                                    in the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 DEBORAH R. GATZEK            Vice President        Senior vice president and general counsel of
 777 Mariners Island Blvd.                          Franklin Resources, Inc.; senior vice president
 San Mateo, California                              of Franklin Templeton Services, Inc. and
 Age 49                                             Franklin Templeton Distributors, Inc.; vice
                                                    president of Franklin Advisers, Inc. and
                                                    Franklin Advisory Services, Inc.; vice
                                                    president, chief legal officer and chief
                                                    operating officer of Franklin Investment
                                                    Advisory Services, Inc.; and officer of 58 of
                                                    the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN           Vice President        Senior vice president and chief financial
 777 Mariners Island Blvd.                          officer of Franklin Resources, Inc.; director
 San Mateo, California                              and executive vice president of Templeton
 Age 37                                             Worldwide, Inc.; director, executive vice
                                                    president and chief operating officer of
                                                    Templeton Investment Counsel, Inc.; senior vice
                                                    president and treasurer of Franklin Advisers,
                                                    Inc.; treasurer of Franklin Advisory Services,
                                                    Inc.; treasurer and chief financial officer of
                                                    Franklin Investment Advisory Services, Inc.;
                                                    president of Franklin Templeton Services, Inc.;
                                                    senior vice president of Franklin/Templeton
                                                    Investor Services, Inc.; and officer and/or
                                                    director or trustee, as the case may be, of 58
                                                    of the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 JOHN R. KAY                  Vice President        Vice president and treasurer of Templeton
 500 East Broward Blvd.                             Worldwide, Inc.; assistant vice president of
 Fort Lauderdale, Florida                           Franklin Templeton Distributors, Inc.;
 Age 57                                             formerly, vice president and controller of the
                                                    Keystone Group, Inc.; and officer of 27 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.
---------------------------------------------------------------------------------------------------

                              Positions and
                              Offices
Name, Address and Age         with the Fund         Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
 ELIZABETH M. KNOBLOCK        Vice President-       General counsel, secretary and a senior vice
 500 East Broward Blvd.       Compliance            president of Templeton Investment Counsel,
 Fort Lauderdale, Florida                           Inc.; senior vice president of Templeton Global
 Age 42                                             Investors, Inc.; formerly, vice president and
                                                    associate general counsel of Kidder Peabody &
                                                    Co. Inc. (1989-1990), assistant general counsel
                                                    of Gruntal & Co., Inc. (1988), vice president
                                                    and associate general counsel of Shearson
                                                    Lehman Hutton Inc. (1988), vice president and
                                                    assistant general counsel of E.F. Hutton & Co.
                                                    Inc. (1986-1988), and special counsel of the
                                                    Division of Investment Management of the U.S.
                                                    Securities and Exchange Commission (1984- 1986);
                                                    and officer of 23 of the investment companies
                                                    in the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 JAMES R. BAIO                Treasurer             Certified public accountant; treasurer of
 500 East Broward Blvd.                             Franklin Mutual Advisers, Inc.; senior vice
 Fort Lauderdale, Florida                           president of Templeton Worldwide, Inc.,
 Age 43                                             Templeton Global Investors, Inc. and Templeton
                                                    Funds Trust Company; formerly, senior tax
                                                    manager with Ernst & Young (certified public
                                                    accountants) (1977-1989); and treasurer of 24
                                                    of the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 BARBARA J. GREEN             Secretary             Senior vice president of Templeton Worldwide,
 500 East Broward Blvd.                             Inc. and an officer of other subsidiaries of
 Fort Lauderdale, Florida                           Templeton Worldwide, Inc.; senior vice
 Age 50                                             president of Templeton Global Investors, Inc.;
                                                    formerly, deputy director of the Division of
                                                    Investment Management, executive assistant and
                                                    senior advisor to the chairman, counsellor to
                                                    the chairman, special counsel and attorney
                                                    fellow, U.S. Securities and Exchange Commission
                                                    (1986-1995), attorney, Rogers & Wells, and
                                                    judicial clerk, U.S. District Court (District
                                                    of Massachusetts); and secretary of 23 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.

--------------------------------------------------------------------------------

*Nicholas F. Brady and Charles B. Johnson are "interested persons" of the Fund under the 1940 Act, which limits the percentage of interested persons that can comprise a fund's board. Charles B. Johnson is an interested person due to his ownership interest in Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Global Advisors. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Global Advisors are limited partners of Darby Emerging Markets Fund, L.P. The remaining Board members of the Fund are not interested persons (the "independent members of the Board").


The table above shows the officers and Board members who are affiliated with Distributors and Global Advisors. Nonaffiliated members of the Board and Mr. Brady are currently paid an annual retainer and/or fees for attendance at Board and committee meetings. Currently, the Fund pays the nonaffiliated Board members and Mr. Brady an annual retainer of $12,500, a fee of $950 per Board meeting, and its portion of a flat fee of $2,000 for each audit committee meeting and/or nominating and compensation committee meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members and Mr. Brady by the Fund and by other funds in the Franklin Templeton Group of Funds.


                                                                 TOTAL FEES            NUMBER OF BOARDS IN
                                          TOTAL FEES         RECEIVED FROM THE        THE FRANKLIN TEMPLETON
                                         RECEIVED FROM       FRANKLIN TEMPLETON         GROUP OF FUNDS ON
                 NAME                     THE FUND(1)        GROUP OF FUNDS(2)         WHICH EACH SERVES(3)
------------------------------------------------------------------------------------------------------------

Harris J. Ashton......................      $16,300               $339,842                      53
Nicholas F. Brady.....................       16,300                119,675                      23
S. Joseph Fortunato...................       16,300                356,762                      55
John Wm. Galbraith....................       16,886                117,675                      22
Andrew H. Hines, Jr. .................       16,886                144,175                      24
Betty P. Krahmer......................       16,300                119,675                      23
Gordon S. Macklin.....................       16,300                332,492                      50
Fred R. Millsaps......................       16,886                144,175                      24


(1)For the fiscal year ended August 31, 1997.
(2)For the calendar year ended December 31, 1997.

(3)We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 58 registered investment companies, with approximately 170 U.S. based funds or series.


Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


As of November 26, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 304,205 Class I shares and 48,751 Advisor Class shares, or less than 1% and 3.1%, respectively, of the total outstanding Class I and Advisor Class shares of the Fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


INVESTMENT MANAGEMENT AND
OTHER SERVICES
---------------------------------------------------------

Investment Manager and Services Provided. The Fund's investment manager is Global Advisors. Global Advisors provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Global Advisors renders its services to the Fund from outside the U.S. and its activities are subject to the review and supervision of the Board to whom Global Advisors renders periodic reports of the Fund's investment activities. Global Advisors and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.

Global Advisors and its affiliates act as investment manager to numerous other investment companies and accounts. Global Advisors may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Global Advisors on behalf of the Fund. Similarly, with respect to the Fund, Global Advisors is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Global Advisors and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Global Advisors is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Global Advisors and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous
Information -- Summary of Code of Ethics."

Management Fees. Under its management agreement, the Fund pays Global Advisors a monthly management fee equal on an annual basis to 0.75% of the first $200,000,000 of the Fund's average daily net assets during the month preceding each payment, reduced to a fee of 0.675% of such average net assets in excess of $200,000,000, and further reduced to a fee of 0.60% of such net assets in excess of $1,300,000,000. Each class pays its proportionate share of the management fee.

For the fiscal years ended August 31, 1997, 1996 and 1995, management fees totaling $65,767,491, $48,379,594 and $37,081,820, respectively, were paid to
Global Advisors.


Management Agreement. The management agreement is in effect until December 31, 1998. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Global Advisors on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. Since October 1, 1996, FT Services has provided certain administrative services and facilities for the Fund. Prior to that date, Templeton Global Investors, Inc. provided the same services to the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.


Under its administration agreement, the Fund pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal years ended August 31, 1997, 1996 and 1995, administration fees totaled $8,655,311, $6,481,909 and $5,069,519, respectively.


Shareholder Servicing Agent. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

Custodian. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Fund's assets. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, are the Fund's independent auditors. During the fiscal year ended August 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, and review of the Fund's filings with the SEC.

HOW DOES THE FUND BUY SECURITIES
FOR ITS PORTFOLIO?
---------------------------------------------------------

Global Advisors selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Global Advisors seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between Global Advisors and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Global Advisors will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Global Advisors, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Global Advisors may pay certain brokers commissions that are higher than those another broker may charge, if Global Advisors determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Global Advisors' overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Global Advisors include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Global Advisors in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to Global Advisors in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services Global Advisors receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Global Advisors to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Global Advisors and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Global Advisors will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Global Advisors are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Global Advisors, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.


During the fiscal years ended August 31, 1997, 1996 and 1995, the Fund paid brokerage commissions totaling $15,953,126, $7,918,000 and $8,559,000, respectively.

As of August 31, 1997, the Fund owned securities issued by [name of broker]
valued in aggregate at $[          ]. Except as noted, the Fund did not own any
securities issued by its regular broker dealers as of the end of the fiscal year.


HOW DO I BUY, SELL AND EXCHANGE SHARES?
---------------------------------------------------------

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy
Shares? -- Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

                                        SALES
   SIZE OF PURCHASE - U.S. DOLLARS      CHARGE
----------------------------------------------
Under $30,000.........................    3.0%
$30,000 but less than $50,000.........    2.5%
$50,000 but less than $100,000........    2.0%
$100,000 but less than $200,000.......    1.5%
$200,000 but less than $400,000.......    1.0%
$400,000 or more......................      0%

Other Payments to Securities Dealers. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Letter of Intent. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the prior business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?
---------------------------------------------------------

We calculate the Net Asset Value per share as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Global Advisors.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Net Asset Value of each class is not calculated. Thus, the calculation of the Net Asset Value of each class does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES
---------------------------------------------------------

DISTRIBUTIONS.


1.  DISTRIBUTIONS OF NET INVESTMENT INCOME.

The Fund receives income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of the Fund, constitute its net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you, whether you take them in cash or in additional shares.

2.  DISTRIBUTIONS OF CAPITAL GAINS.

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gains over net long-term capital losses will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), the Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

"28 percent rate gains": securities sold by the Fund after July 28, 1997 that were held for more than one year but not more than 18 months, and under a transitional rule securities sold by the Fund before May 7, 1997 that were held for more than 12 months. These gains will be taxable to individual investors at a maximum rate of 28%.

"1997 Act long-term capital gains": securities sold by the Fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule securities sold by the Fund between May 7, 1997 and July 28, 1997 that were held for more than 12 months. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax rate brackets, and at a maximum rate of 10% for investors in the 15% federal income tax rate bracket.

"Qualified 5-year gains": For individuals in the 15% federal income tax rate bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher federal income tax rate brackets, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher federal income tax rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax rate bracket.

The Fund will advise you in its annual information reporting at calendar year end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates for each calendar year. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook (call toll-free 1-800-342-5236). This handbook will be revised to include 1997 Act tax law changes, and will be available in January, 1998. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

3.  CERTAIN DISTRIBUTIONS PAID IN JANUARY.

Distributions which are declared in October, November or December to shareholders of record in such month, and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The Fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

4.  IMPACT OF CERTAIN SECURITIES AND
    TRANSACTIONS ON AVAILABLE DISTRIBUTIONS.

Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by the Fund, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce the Fund's income available for distribution to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the Fund. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Fund to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by the Fund. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040. You should note that this simplified procedure will not be available until calendar year 1998.

5.  INFORMATION ON THE TAX CHARACTER
    OF DISTRIBUTIONS.

The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held Fund shares for a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Fund.

TAXES.

1.  ELECTION TO BE TAXED AS A REGULATED
    INVESTMENT COMPANY.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"), has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Directors reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to you. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain specific requirements, including:

(i) The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. Government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. Government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

(ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

(iii) The Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years; and

(iv) The Fund must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Fund for less than three months ("short-short income"). The 1997 Act repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Fund as a regulated investment company.

2.  EXCISE TAX DISTRIBUTION REQUIREMENTS.

The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to you by December 31 of each year in order to avoid federal excise taxes. The Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

3.  REDEMPTION OF FUND SHARES.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. You will recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of sale or exchange. Any loss incurred on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund with respect to such shares. See the loss deferral rules described below under the heading "Deferral of Basis in Fund Shares on Certain Reinvestments." The holding periods and categories of capital gain that apply under the 1997 Act are also described above under the heading "Distributions of Capital Gains."

4.  DEFERRAL OF BASIS IN FUND SHARES ON CERTAIN
    REINVESTMENTS.

All or a portion of the sales charge that you paid for your shares in the Fund will be excluded from your tax basis in any shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the Fund or in another Fund in the Franklin Templeton Group of Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated because of your reinvestment with Franklin Templeton. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment in another Franklin Templeton fund.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

5.  U.S. GOVERNMENT OBLIGATIONS.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the Fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

6.  DIVIDENDS-RECEIVED DEDUCTION FOR
    CORPORATIONS.

As a corporate shareholder, you should note that      % of the dividends paid by
the Fund for the most recent calendar year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. Dividends so designated by the Fund must be attributable to dividends earned by the Fund from U.S. corporations which are not debt-financed. A holding period requirement applies both at the Fund level and the corporate shareholder level.

Under the 1997 Act, the amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund are debt-financed or held by the Fund for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date, then the dividend-received deduction for fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividend received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

7.  INVESTMENT IN COMPLEX SECURITIES.

The Fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under
Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures and forward contracts entered into by the Fund are generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Legislation has been proposed that would treat the 60% long-term capital gain portion as "1997 Act long-term capital gain" subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket.

While foreign currency is marked-to-market at year end, gain or loss realized as a result will always be ordinary. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by the Fund.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. The Fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Fund must recognize gain (but not loss) on any constructive sales of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by the Fund of ordinary income and short-term capital gains arising from the Fund's investments, including investments in options, forwards, and futures contracts, will be taxable to you as ordinary income. The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

8.  INVESTMENTS IN FOREIGN CURRENCIES AND
    FOREIGN SECURITIES.

The Fund is authorized to invest in foreign securities. Such investments, if made, will have the following additional tax consequences:

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Fund.

If the Fund's Section 988 losses exceed the Fund's other net investment company taxable income during a taxable year, the Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require the Fund to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under the Fund's current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, the Fund will be required to record at fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of the Fund's foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

As stated above, at least 90% of the Fund's income for each taxable year must consist of "qualifying income." Foreign currency gains derived by the Fund in the course of its investment activities generally will constitute qualifying income for purposes of this requirement. Similarly, such gains generally will not constitute "short-short" gains as described above unless such gains are deemed not to be directly related to the Fund's principal business of investing in stocks, other securities, and related options, futures and forward contracts. The Fund intends to comply with the qualifying income and, if applicable, short-short requirements, and, therefore, will monitor its foreign currency gains and losses with a view to satisfy these tests.

The Fund is also permitted to engage in certain interest rate and foreign currency swaps. The federal income tax treatment of these investments is unclear in certain respects. The interest income and foreign currency gains realized on such investments, may, in some circumstances, result in the realization of income not qualifying under the 90% income test, or may be deemed to be derived from the disposition of securities held less than three months in determining the fund's compliance with the short-short test, if applicable. To the extent that the fund invests in interest rate and currency swap transactions, it intends to limit its investments to the extent necessary to comply with the qualifying income and, if applicable, short-short requirements.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Fund at the end of its fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, you will be (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the Fund), and, (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by the Fund). If the Fund elects to pass through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the Fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata share of the foreign taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund, and the income reported to you will be the net amount after these deductions.

9.  INVESTMENT IN PASSIVE FOREIGN INVESTMENT
    COMPANY SECURITIES.

The fund may invest in shares of foreign corporation which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If the Fund receives an "excess distribution" with respect to PFIC stock, the fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

The fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by the Fund (if any), the amounts distributable to you by the Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Fund acquires shares in that corporation. While the Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

10.  CONVERSION TRANSACTIONS.

Gains realized by a Fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount". A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of the Fund's net investment in such transaction and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

2)  the transaction is an applicable straddle;

3) the transaction was marketed or sold to the fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

4) the transaction is specified in Treasury regulations to be promulgated in the future.

11.  STRIPPED PREFERRED STOCK.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of Section 263(g) of the Code dealing with capitalized carry costs.

Occasionally, the Fund may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into Fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

12.  INVESTMENT IN ORIGINAL ISSUE DISCOUNT
     (OID) AND MARKET DISCOUNT (MD) BONDS.

The Fund's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind (PIK) may cause the Fund to recognize income and make distributions to you prior to its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. The fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the Fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by the Fund. Bonds acquired in the secondary market for a price less than their stated redemption price at maturity, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, the Fund may elect to accrue market discount on a current basis, in which case the Fund will be required to distribute any such accrued discount. If the Fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

13.  DEFAULTED OBLIGATIONS.

The Fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.


THE FUND'S UNDERWRITER
---------------------------------------------------------

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


In connection with the offering of the Fund's shares, aggregate underwriting commissions for the fiscal years ended August 31, 1997, 1996 and 1995, were $40,795,777, $37,616,480 and $33,102,397, respectively. After allowances to dealers, Distributors retained $6,509,259, $5,546,704 and $5,682,478 in net underwriting discounts and commissions and received $178,223, $52,196 and $7,640, in connection with redemptions or repurchases of shares for the respective years. Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.


Pursuant to underwriting agreements, Distributors acts as principal underwriter in a continuous public offering for all classes of the Fund's shares throughout the world, except for Europe, Hong Kong and other parts of Asia, and other countries or territories as it might hereafter relinquish to another principal underwriter. The Fund has entered into a non-exclusive underwriting agreement with Templeton Global Strategic Services (DEUTSCHLAND) GmbH ("Templeton Strategic Services"), whose office address is Taunusanlage 11, D-60329, Frankfurt, as principal underwriter for sales of the shares in all countries in Europe. The Fund has also entered into a non-exclusive underwriting agreement with Templeton Franklin Investment Services (Asia) Limited ("Templeton Investment Services"), whose office address is 2701 Shui On Centre, Hong Kong, as principal underwriter for sales of the shares in Hong Kong and other parts of Asia. The terms of the underwriting agreements with Templeton Strategic Services and Templeton Investment Services are substantially similar to those of the distribution agreement with Distributors. Templeton Strategic Services and Templeton Investment Services are indirect, wholly-owned subsidiaries of Resources.


In connection with the offering of the Fund's shares in Europe, aggregate foreign underwriting commissions for the fiscal years ended August 31, 1997, 1996 and 1995, were $22,502,343, $8,433,252 and $6,827,779, respectively. After allowances to dealers, Templeton Strategic Services retained $4,522,039, $1,735,895 and $149,240 in net underwriting discounts and commissions and received $0, $0 and $0 in connection with redemptions or repurchases of shares for the respective years. In connection with the offering of the Fund's shares in Hong Kong and other parts of Asia, aggregate foreign underwriting commissions for the fiscal years ended August 31, 1997, 1996 and 1995, were $5,178, $10,262 and $0, respectively. After allowances to dealers, Templeton Investment Services retained $945, $1,965 and $0 in net underwriting discounts and commissions and received $0, $0 and $0 in connection with redemptions or repurchases of shares for the respective years.


THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

The Class I Plan. Under the Class I plan, the Fund may pay up to a maximum of 0.25% per year of

Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

The Class II Plan. Under the Class II plan, the Fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Fund.

Under the Class II plan, the Fund also pays an additional 0.25% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

The Class I and Class II Plans. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1. In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Global Advisors or by vote of a majority of the outstanding shares of the class.Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.


For the fiscal year ended August 31, 1997, the total amounts paid by the Fund pursuant to the Class I and Class II plans were $23,905,348 and $4,866,909, respectively, which were used for the following purposes:

                         CLASS I      CLASS II
-----------------------------------------------
Advertising..........  $ 1,139,760   $   54,064
Printing and mailing
  of prospectuses
  other than to
  current
  shareholders.......      896,136       42,508
Payments to
  underwriters.......    1,185,297      370,578
Payments to broker-
  dealers............   20,684,155    4,399,759
Other................            0            0

For the fiscal year ended August 31, 1997, the total amounts paid by the Fund
pursuant to the [European] and [Asian] 12b1 plans were $[          ] and

$[          ], respectively, which were used for the following purposes:

                            [EUROPEAN]   [ASIAN]
------------------------------------------------
Advertising...............
Printing and mailing of
  prospectuses other than
  to current
  shareholders............
Payments to
  underwriters............
Payments to
  broker-dealers..........
Other.....................


HOW DOES THE FUND MEASURE PERFORMANCE?
---------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.


The average annual total return for Class I for the one-, five- and ten-year periods ended August 31, 1997, was 20.93%, 16.33% and 11.83%, respectively. The average annual total return for Class II for the one-year period ended August 31, 1997, and for the period from inception (May 1, 1995) to August 31, 1997, was 25.02% and 18.90%, respectively.


These figures were calculated according to the SEC formula:

                                P (1+T)(n) = ERV

where:

P     =   a hypothetical initial payment of
          $1,000
T     =   average annual total return
n     =   number of years
ERV   =   ending redeemable value of a
          hypothetical $1,000 payment made at
          the beginning of each period at the
          end of each period


Cumulative Total Return. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for Class I for the one-, five- and ten-year periods ended August 31, 1997, was 8.39%, 113.10% and 205.85%, respectively. The cumulative total return for Class II for the one-year period ended August 31, 1997, and for the period from inception (May 1, 1995) to August 31, 1997, was 12.23% and 49.93%, respectively.


VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the Fund and Global Advisors may also refer to the following information:

(a) Global Advisors' and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

(b) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International(R) or a similar financial organization.

(c) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International(R) or a similar financial organization.

(d) The geographic and industry distribution of the Fund's portfolio and the Fund's top ten holdings.

(e) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

(f) To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE -- Index).

(g) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

(h) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

(i) Allegorical stories illustrating the importance of persistent long-term investing.

(j) The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

(k) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

(l) The number of shareholders in the Fund or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

(m) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

(n) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

    - "Never follow the crowd. Superior performance is possible only if you invest differently from the crowd."

    - "Diversify by company, by industry and by country."

    - "Always maintain a long-term perspective."

    - "Invest for maximum total real return."

    - "Invest -- don't trade or speculate."

    - "Remain flexible and open-minded about types of investment."

    - "Buy low."

    - "When buying stocks, search for bargains among quality stocks."

    - "Buy value, not market trends or the economic outlook."

    - "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

    - "Do your homework or hire wise experts to help you."

    - "Aggressively monitor your investments."

    - "Don't panic."

    - "Learn from your mistakes."

    - "Outperforming the market is a difficult task."

    - "An investor who has all the answers doesn't even understand all the questions."

    - "There's no free lunch."

    - "And now the last principle: Do not be fearful or negative too often."

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates

* Sir John Templeton sold the Templeton organization to Resources in October 1992 and resigned from the Board on April 16, 1995. He is no longer involved with the investment management process.
rise, the value of the Fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
---------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.8 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $223 billion in assets under management for more than 5.7 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment objectives, no two are exactly alike. As noted in the Prospectus, shares of the Fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.


As of November 26, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:

    NAME AND ADDRESS     SHARE AMOUNT   PERCENTAGE
--------------------------------------------------
CLASS I
[  ]                         [     ]       [  ]%
CLASS II
[  ]                         [     ]       [  ]%
ADVISOR CLASS
[  ]                         [     ]       [  ]%


From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and
(iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS
---------------------------------------------------------

The audited financial statements contained in the Annual Report to Shareholders of the Fund, for the fiscal year ended August 31, 1997, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS
---------------------------------------------------------

1940 Act - Investment Company Act of 1940, as amended

Board - The Board of Directors of the Fund

CD - Certificate of deposit

Class I, Class II and Advisor Class - The Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter


Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund


Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Global Advisors - Templeton Global Advisors Limited, the Fund's investment manager

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.

Prospectus - The prospectus for the Fund's Class I and Class II shares dated January 1, 1998, as may be amended from time to time

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Corporation


SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS
---------------------------------------------------------

CORPORATE BOND RATINGS

Moody's

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC-rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The

C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

Moody's

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                     PART B
                                ADVISOR CLASS
                      STATEMENT OF ADDITIONAL INFORMATION

TEMPLETON GROWTH
FUND, INC.--ADVISOR CLASS

STATEMENT OF
ADDITIONAL INFORMATION                                                      LOGO
                                            100 FOUNTAIN PARKWAY, P.O. BOX 33030

JANUARY 1, 1998                    ST. PETERSBURG, FL 33733-8030  1-800/DIAL BEN
--------------------------------------------------------------------------------

TABLE OF CONTENTS                        PAGE

How Does the Fund Invest Its Assets?....     2
What Are the Risks of Investing in the
  Fund?.................................     4
Investment Restrictions.................     8
Officers and Directors..................     9
Investment Management and Other
  Services..............................    14
How Does the Fund Buy Securities for Its
  Portfolio?............................    15
How Do I Buy, Sell and Exchange
  Shares?...............................    16
How Are Fund Shares Valued?.............    18
Additional Information on Distributions
  and Taxes.............................    19
The Fund's Underwriter..................    25
How Does the Fund Measure Performance?..    26
Miscellaneous Information...............    28
Financial Statements....................    29
Useful Terms and Definitions............    29
Appendix................................    30
Description of Ratings..................    30


---------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
---------------------------------------------------------

Templeton Growth Fund, Inc. (the "Fund") is a diversified, open-end management investment company. The Fund's investment goal is long-term capital growth, which it seeks to achieve by a flexible policy of investing in the equity and debt securities of companies and governments of any nation.

This SAI describes the Fund's Advisor Class shares. The Prospectus, dated January 1, 1998, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

   MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

   - ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

   - ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
     BANK;

   - ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
     PRINCIPAL.

HOW DOES THE FUND INVEST ITS ASSETS?
---------------------------------------------------------

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How Does the Fund Invest Its Assets?"

Equity Securities. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

Debt Securities. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's Net Asset Value.

Repurchase Agreements. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Global Advisors will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board, i.e., banks or broker-dealers which have been determined by Global Advisors to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

Loans of Portfolio Securities. The Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

Structured Investments. Included among the issuers of debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturi-ties, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

Stock Index Futures Contracts. The Fund's investment policies also permit it to buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade, to an aggregate amount not exceeding 20% of the Fund's total assets at the time when such contracts are entered into. Successful use of stock index futures is subject to Global Advisors' ability to predict correctly movements in the direction of the stock markets. No assurance can be given that Global Advisors' judgment in this respect will be correct.

A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. For example, the S&P 500 Stock Index (the "S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the NYSE. The S&P 500 Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units X $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units X gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units X loss of $4).

During or in anticipation of a period of market appreciation, the Fund may enter into a "long hedge" of common stock which it proposes to add to its portfolio by purchasing stock index futures for the purpose of reducing the effective purchase price of such common stock. To the extent that the securities which the Fund proposes to purchase change in value in correlation with the stock index contracted for, the purchase of futures contracts on that index would result in gains to the Fund which could be offset against rising prices of such common stock.

During or in anticipation of a period of market decline, the Fund may "hedge" common stock in its portfolio by selling stock index futures for the purpose of limiting the exposure of its portfolio to such decline. To the extent that the Fund's portfolio of securities changes in value in correlation with a given stock index, the sale of futures contracts on that index could substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

Parties to an index futures contract must make initial margin deposits to secure performance of the contract, which currently range from 1 1/2% to 5% of the contract amount. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded. There also are requirements to make variation margin deposits as the value of the futures contract fluctuates.

At the time the Fund purchases a stock index futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the Fund's custodian. When selling a stock index futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

Stock Index Options. The Fund may purchase and sell put and call options on securities indices in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. An option on a securities index is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option, cash equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain indicators.

The Fund may write call options and put options only if they are "covered." A call option on an index is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. A put option on an index is covered if the Fund maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

If an option written by the Fund expires, the Fund will realize a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund will realize a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

WHAT ARE THE RISKS OF INVESTING
IN THE FUND?
---------------------------------------------------------

FOREIGN SECURITIES.

The Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its Net Asset Value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although the Fund may invest up to 15% of its total assets in unlisted foreign securities, including not more than 10% of its total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (h) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (i) dependency on exports and the corresponding importance of international trade;
(j) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (k) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by Global Advisors. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other
Services -- Shareholder Servicing Agent and Custodian"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of Global Advisors, any losses resulting from the holding of the Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

LOWER-RATED SECURITIES.

Bonds rated Caa by Moody's are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds rated CCC by S&P are regarded, on balance, as speculative. Such securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses to seek recovery.

The Fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, the Fund must distribute substantially all of its income to shareholders (see "Additional Information on Distributions and Taxes"). Thus, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

DERIVATIVE SECURITIES.

There are additional risks involved in stock index futures transactions. These risks relate to the Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by the Fund for hedging purposes also depends upon Global Advisors' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

INVESTMENT RESTRICTIONS
---------------------------------------------------------

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund MAY NOT:

 1. Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts except stock index futures contracts; invest in other open-end investment companies or, as an operating policy approved by the Board, invest in closed-end investment companies.

 2. Purchase or retain securities of any company in which directors or officers of the Fund or of Global Advisors, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

 3. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

 4. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads (but the Fund may make margin payments in connection with, and purchase and sell, stock index futures contracts and options on securities indices).

 5. Loan money, apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the Fund may buy U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.

 6. Borrow money for any purpose other than redeeming its shares or purchasing its shares for cancellation, and then only as a temporary measure to an amount not exceeding 5% of the value of its total assets, or pledge, mortgage, or hypothecate its assets other than to secure such temporary borrowings, and then only to such extent not exceeding 10% of the value of its total assets as the Board may by resolution approve. (For the purposes of this Restriction, collateral arrangements with respect to margin for a stock index futures contract are not deemed to be a pledge of assets.)

 7. Invest more than 5% of the value of the Fund's total assets in securities of issuers which have been in continuous operation less than three years.

 8. Invest more than 5% of the Fund's total assets in warrants, whether or not listed on the NYSE or American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or attached to securities are not included in this Restriction. This Restriction does not apply to options on securities indices.

 9. Invest more than 15% of the Fund's total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets (including warrants) which may be invested in securities with a limited trading market. The Fund's position in the latter type of securities may be of such size as to affect adversely their liquidity and marketability and the Fund may not be able to dispose of its holdings in these securities at the current market price.

10. Invest more than 25% of the Fund's total assets in a single industry.

11. Invest in "letter stocks" or securities on which there are sales restrictions under a purchase agreement.

12. Participate on a joint or a joint and several basis in any trading account in securities. (See "How Does the Fund Buy Securities for Its Portfolio?" as to transactions in the same securities for the Fund, other clients and/or other mutual funds within the Franklin Templeton Group of Funds.)

The Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

Nothing in the Investment Policies or Investment Restrictions (except Restrictions 9 and 10) shall be deemed to prohibit the Fund from purchasing securities pursuant to subscription rights distributed to the Fund by any issuer of securities held at the time in its portfolio (as long as such purchase is not contrary to the Fund's status as a diversified investment company under the 1940
Act). If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. In this case, the Fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                                Positions and
                                   Offices
   Name, Address and Age        with the Fund       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON             Director              Chairman of the board, president and chief
 Metro Center                                       executive officer of General Host Corporation
 1 Station Place                                    (nursery and craft centers); director of RBC
 Stamford, Connecticut                              Holdings Inc. (a bank holding company) and
 Age 65                                             Bar-S Foods (a meat packing company); and
                                                    director or trustee of 53 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------

* NICHOLAS F. BRADY           Director              Chairman of Templeton Emerging Markets Invest-
 The Bullitt House                                  ment Trust PLC; chairman of Templeton Latin
 102 East Dover Street                              America Investment Trust PLC; chairman of Darby
 Easton, Maryland                                   Overseas Investments, Ltd. and Darby Emerging
 Age 67                                             Markets Investments LDC (investment firms)
                                                    (1994-present); chairman and director of
                                                    Templeton Central and Eastern European
                                                    Investment Company; director of Templeton
                                                    Global Stategy Funds Amerada Hess Corporation,
                                                    Christiana Companies, and the H.J. Heinz
                                                    Company; formerly, Secretary of the United
                                                    States Department of the Treasury (1988-1993)
                                                    and chairman of the board of Dillon, Read &
                                                    Co., Inc. (investment banking) prior to 1988;
                                                    and director or trustee of 23 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.

---------------------------------------------------------------------------------------------------

                                Positions and
                                   Offices
   Name, Address and Age        with the Fund       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO          Director              Member of the law firm of Pitney, Hardin, Kipp
 200 Campus Drive                                   & Szuch; director of General Host Corporation
 Florham Park, New Jersey                           (nursery and craft centers); and director or
 Age 65                                             trustee of 55 of the investment companies in
                                                    the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 JOHN Wm. GALBRAITH           Director              President of Galbraith Properties, Inc.
 360 Central Avenue                                 (personal investment company); director of Gulf
 Suite 1300                                         West Banks, Inc. (bank holding company)
 St. Petersburg, Florida                            (1995-present); formerly, director of
 Age 76                                             Mercantile Bank (1991-1995), vice chairman of
                                                    Templeton, Galbraith & Hansberger Ltd.
                                                    (1986-1992) and chairman of Templeton Funds
                                                    Management, Inc. (1974-1991); and director or
                                                    trustee of 22 of the investment companies in
                                                    the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 ANDREW H. HINES, JR.         Director              Consultant for the Triangle Consulting Group;
 150 2nd Avenue N.                                  executive-in-residence of Eckerd College
 St. Petersburg, Florida                            (1991-present); formerly, chairman of the board
 Age 74                                             and chief executive officer of Florida Progress
                                                    Corporation (1982-1990) and director of various
                                                    of its subsidiaries; and director or trustee of
                                                    24 of the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
* CHARLES B. JOHNSON          Chairman of the       President, chief executive officer and director
 777 Mariners Island Blvd.    Board and Vice        of Franklin Resources, Inc.; chairman of the
 San Mateo, California        President             board and director of Franklin Advisers, Inc.,
 Age 64                                             Franklin Investment Advisory Services, Inc.,
                                                    Franklin Advisory Services, Inc. and Franklin
                                                    Templeton Distributors, Inc.; director of
                                                    Franklin/Templeton Investor Services, Inc.,
                                                    Franklin Templeton Services, Inc. and General
                                                    Host Corporation (nursery and craft centers);
                                                    and officer and/or director or trustee, as the
                                                    case may be, of most of the other subsidiaries
                                                    of Franklin Resources, Inc. and 54 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.
---------------------------------------------------------------------------------------------------
 BETTY P. KRAHMER             Director              Director or trustee of various civic
 2201 Kentmere Parkway                              associations; formerly, economic analyst, U.S.
 Wilmington, Delaware                               government; and director or trustee of 23 of
 Age 68                                             the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------

                                Positions and
                                   Offices
   Name, Address and Age        with the Fund       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN            Director              Chairman of White River Corporation (financial
 8212 Burning Tree Road                             services); director of Fund American
 Bethesda, Maryland                                 Enterprises Holdings, Inc., MCI Communications
 Age 69                                             Corporation, CCC Information Services Group,
                                                    Inc. (information services), MedImmune, Inc.
                                                    (biotechnology), Shoppers Express (home
                                                    shopping) and Spacehab, Inc. (aerospace
                                                    services); formerly, chairman of Hambrecht and
                                                    Quist Group, director of H&Q Healthcare
                                                    Investors and president of the National
                                                    Association of Securities Dealers, Inc.; and
                                                    director or trustee of 50 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS             Director              Manager of personal investments (1978-present);
 2665 N.E. 37th Drive                               director of various business and nonprofit
 Fort Lauderdale, Florida                           organizations; formerly, chairman and chief
 Age 68                                             executive officer of Landmark Banking
                                                    Corporation (1969-1978), financial vice
                                                    president of Florida Power and Light
                                                    (1965-1969), and vice president of the Federal
                                                    Reserve Bank of Atlanta (1958-1965); and
                                                    director or trustee of 24 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------
 MARK G. HOLOWESKO            President             President and director of Templeton Global
 Lyford Cay                                         Advisors Limited; chief investment officer of
 Nassau, Bahamas                                    global equity research for Templeton Worldwide,
 Age 37                                             Inc.; formerly, investment administrator with
                                                    RoyWest Trust Corporation (Bahamas) Limited
                                                    (1984-1985); and officer of 23 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.
---------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR.       Vice President        Executive vice president and director of
 777 Mariners Island Blvd.                          Franklin Resources, Inc. and Franklin Templeton
 San Mateo, California                              Distributors, Inc.; president and director of
 Age 57                                             Franklin Advisers, Inc.; senior vice president
                                                    and director of Franklin Advisory Services,
                                                    Inc. and Franklin Investment Advisory Services,
                                                    Inc.; director of Franklin/Templeton Investor
                                                    Services, Inc.; and officer and/or director or
                                                    trustee, as the case may be, of most other
                                                    subsidiaries of Franklin Resources, Inc. and 58
                                                    of the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 HARMON E. BURNS              Vice President        Executive vice president, secretary and
 777 Mariners Island Blvd.                          director of Franklin Resources, Inc.; executive
 San Mateo, California                              vice president and director of Franklin
 Age 52                                             Templeton Distributors, Inc. and Franklin
                                                    Templeton Services, Inc.; executive vice
                                                    president of Franklin Advisers, Inc.; director
                                                    of Franklin/Templeton Investor Services, Inc.;
                                                    and officer and/or director or trustee, as the
                                                    case may be, of most of the other subsidiaries
                                                    of Franklin Resources, Inc. and 58 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.
---------------------------------------------------------------------------------------------------

                                Positions and
                                   Offices
   Name, Address and Age        with the Fund       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
 CHARLES E. JOHNSON           Vice President        Senior vice president and director of Franklin
 500 East Broward Blvd.                             Resources, Inc.; senior vice president of
 Fort Lauderdale, Florida                           Franklin Templeton Distributors, Inc.;
 Age 41                                             president and director of Templeton Worldwide,
                                                    Inc.; president, chief executive officer, chief
                                                    investment officer and director of Franklin
                                                    Institutional Services Corporation; chairman
                                                    and director of Templeton Investment Counsel,
                                                    Inc.; vice president of Franklin Advisers,
                                                    Inc.; officer and/or director of some of the
                                                    other subsidiaries of Franklin Resources, Inc.;
                                                    and officer and/or director or trustee, as the
                                                    case may be, of 37 of the investment companies
                                                    in the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 DEBORAH R. GATZEK            Vice President        Senior vice president and general counsel of
 777 Mariners Island Blvd.                          Franklin Resources, Inc.; senior vice president
 San Mateo, California                              of Franklin Templeton Services, Inc. and
 Age 49                                             Franklin Templeton Distributors, Inc.; vice
                                                    president of Franklin Advisers, Inc. and
                                                    Franklin Advisory Services, Inc.; vice
                                                    president, chief legal officer and chief
                                                    operating officer of Franklin Investment
                                                    Advisory Services, Inc.; and officer of 58 of
                                                    the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN           Vice President        Senior vice president and chief financial
 777 Mariners Island Blvd.                          officer of Franklin Resources, Inc.; director
 San Mateo, California                              and executive vice president of Templeton
 Age 37                                             Worldwide, Inc.; director, executive vice
                                                    president and chief operating officer of
                                                    Templeton Investment Counsel, Inc.; senior vice
                                                    president and treasurer of Franklin Advisers,
                                                    Inc.; treasurer of Franklin Advisory Services,
                                                    Inc.; treasurer and chief financial officer of
                                                    Franklin Investment Advisory Services, Inc.;
                                                    president of Franklin Templeton Services, Inc.;
                                                    senior vice president of Franklin/Templeton
                                                    Investor Services, Inc.; and officer and/or
                                                    director or trustee, as the case may be, of 58
                                                    of the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 JOHN R. KAY                  Vice President        Vice president and treasurer of Templeton
 500 East Broward Blvd.                             Worldwide, Inc.; assistant vice president of
 Fort Lauderdale, Florida                           Franklin Templeton Distributors, Inc.;
 Age 57                                             formerly, vice president and controller of the
                                                    Keystone Group, Inc.; and officer of 27 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.
---------------------------------------------------------------------------------------------------

                                Positions and
                                   Offices
   Name, Address and Age        with the Fund       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
 ELIZABETH M. KNOBLOCK        Vice President-       General counsel, secretary and a senior vice
 500 East Broward Blvd.       Compliance            president of Templeton Investment Counsel,
 Fort Lauderdale, Florida                           Inc.; senior vice president of Templeton Global
 Age 42                                             Investors, Inc.; formerly, vice president and
                                                    associate general counsel of Kidder Peabody &
                                                    Co. Inc. (1989-1990), assistant general counsel
                                                    of Gruntal & Co., Inc. (1988), vice president
                                                    and associate general counsel of Shearson
                                                    Lehman Hutton Inc. (1988), vice president and
                                                    assistant general counsel of E.F. Hutton & Co.
                                                    Inc. (1986-1988), and special counsel of the
                                                    Division of Investment Management of the U.S.
                                                    Securities and Exchange Commission (1984-1986);
                                                    and officer of 23 of the investment companies
                                                    in the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 JAMES R. BAIO                Treasurer             Certified public accountant; treasurer of
 500 East Broward Blvd.                             Franklin Mutual Advisers, Inc.; senior vice
 Fort Lauderdale, Florida                           president of Templeton Worldwide, Inc.,
 Age 43                                             Templeton Global Investors, Inc. and Templeton
                                                    Funds Trust Company; formerly, senior tax
                                                    manager with Ernst & Young (certified public
                                                    accountants) (1977-1989); and treasurer of 24
                                                    of the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 BARBARA J. GREEN             Secretary             Senior vice president of Templeton Worldwide,
 500 East Broward Blvd.                             Inc. and an officer of other subsidiaries of
 Fort Lauderdale, Florida                           Templeton Worldwide, Inc.; senior vice
 Age 50                                             president of Templeton Global Investors, Inc.;
                                                    formerly, deputy director of the Division of
                                                    Investment Management, executive assistant and
                                                    senior advisor to the chairman, counsellor to
                                                    the chairman, special counsel and attorney
                                                    fellow, U.S. Securities and Exchange Commission
                                                    (1986-1995), attorney, Rogers & Wells, and
                                                    judicial clerk, U.S. District Court (District
                                                    of Massachusetts); and secretary of 23 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.

--------------------------------------------------------------------------------

* Nicholas F. Brady and Charles B. Johnson are "interested persons" of the Fund under the 1940 Act, which limits the percentage of interested persons that can comprise a fund's board. Charles B. Johnson is an interested person due to his ownership interest in Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Global Advisors. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Global Advisors are limited partners of Darby Emerging Markets Fund, L.P. The remaining Board members of the Fund are not interested persons (the "independent members of the Board").


The table above shows the officers and Board members who are affiliated with Distributors and Global Advisors. Nonaffiliated members of the Board and Mr. Brady are currently paid an annual retainer and/or fees for attendance at Board and committee meetings. Currently, the Fund pays the nonaffiliated Board members and Mr. Brady an annual retainer of $12,500, a fee of $950 per Board meeting, and its portion of a flat fee of $2,000 for each audit committee meeting and/or nominating and compensation committee meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members and Mr. Brady by the Fund and by other funds in the Franklin Templeton Group of Funds.


                                                                 TOTAL FEES            NUMBER OF BOARDS IN
                                          TOTAL FEES         RECEIVED FROM THE        THE FRANKLIN TEMPLETON
                                         RECEIVED FROM       FRANKLIN TEMPLETON         GROUP OF FUNDS ON
                 NAME                      THE FUND*          GROUP OF FUNDS**         WHICH EACH SERVES***
------------------------------------------------------------------------------------------------------------
Harris J. Ashton......................      $16,300                $339,842                      53
Nicholas F. Brady.....................       16,300                 119,675                      23
S. Joseph Fortunato...................       16,300                 356,762                      55
John Wm. Galbraith....................       16,886                 117,675                      22
Andrew H. Hines, Jr...................       16,886                 144,175                      24
Betty P. Krahmer......................       16,300                 119,675                      23
Gordon S. Macklin.....................       16,300                 332,492                      50
Fred R. Millsaps......................       16,886                 144,175                      24


* For the fiscal year ended August 31, 1997.
** For the calendar year ended December 31, 1997.

*** We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 58 registered investment companies, with approximately 170 U.S. based funds or series.


Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


As of November 26, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 304,205 Class I shares and 48,751 Advisor Class shares, or less than 1% and 3/1%, respectively, of the total outstanding Class I and Advisor Class shares of the Fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


INVESTMENT MANAGEMENT AND
OTHER SERVICES
---------------------------------------------------------

Investment Manager and Services Provided. The Fund's investment manager is Global Advisors. Global Advisors provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Global Advisors renders its services to the Fund from outside the U.S. and its activities are subject to the review and supervision of the Board to whom Global Advisors renders periodic reports of the Fund's investment activities. Global Advisors and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.

Global Advisors and its affiliates act as investment manager to numerous other investment companies and accounts. Global Advisors may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Global Advisors on behalf of the Fund. Similarly, with respect to the Fund, Global Advisors is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Global Advisors and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Global Advisors is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Global Advisors and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous
Information -- Summary of Code of Ethics."

Management Fees. Under its management agreement, the Fund pays Global Advisors a monthly management fee equal on an annual basis to 0.75% of the first $200,000,000 of the Fund's average daily net assets during the month preceding each payment, reduced to a fee of 0.675% of such average net assets in excess of $200,000,000, and further reduced to a fee of 0.60% of such net assets in excess of $1,300,000,000. Each class of the Fund's shares pays its proportionate share of the management fee.


For the fiscal years ended August 31, 1997, 1996 and 1995, management fees totaling $65,767,491,

$48,379,594 and $37,081,820, respectively, were paid to Global Advisors.

Management Agreement. The management agreement is in effect until December 31, 1998. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Global Advisors on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.


Under its administration agreement, the Fund pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal years ended August 31, 1997, 1996 and 1995, the Fund paid administration fees totaling $8,655,311, $6,481,909 and $5,069,519, respectively.


Shareholder Servicing Agent. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

Custodian. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Fund's assets. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, are the Fund's independent auditors. During the fiscal year ended August 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, and review of the Fund's filings with the SEC.

HOW DOES THE FUND BUY SECURITIES
FOR ITS PORTFOLIO?
---------------------------------------------------------

Global Advisors selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Global Advisors seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between Global Advisors and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Global Advisors will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Global Advisors, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Global Advisors may pay certain brokers commissions that are higher than those another broker may charge, if Global Advisors determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Global Advisors' overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Global Advisors include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Global Advisors in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to Global Advisors in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services Global Advisors receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Global Advisors to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Global Advisors and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Global Advisors will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Global Advisors are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Global Advisors, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.


During the fiscal years ended August 31, 1997, 1996 and 1995, the Fund paid brokerage commissions totaling $15,953,126, $7,918,000 and $8,559,000, respectively.

As of August 31, 1997, the Fund owned securities issued by [name of broker]
valued in aggregate at $[     ]. Except as noted, the Fund did not own any
securities issued by its regular broker-dealer as of the end of the fiscal year.


HOW DO I BUY, SELL AND EXCHANGE SHARES?
---------------------------------------------------------

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Other Payments to Securities Dealers. Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the

Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the prior business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of any efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?
---------------------------------------------------------

We calculate the Net Asset Value per share as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Global Advisors.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Net Asset Value is not calculated. Thus, the calculation of the Net Asset Value does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES
---------------------------------------------------------

DISTRIBUTIONS.


1.  DISTRIBUTIONS OF NET INVESTMENT INCOME.

The Fund receives income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of the Fund, constitute its net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you, whether you take them in cash or in additional shares.

2.  DISTRIBUTIONS OF CAPITAL GAINS.

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gains over net long-term capital losses will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), the Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

"28 percent rate gains": securities sold by the Fund after July 28, 1997 that were held for more than one year but not more than 18 months, and under a transitional rule securities sold by the Fund before May 7, 1997 that were held for more than 12 months. These gains will be taxable to individual investors at a maximum rate of 28%.

"1997 Act long-term capital gains": securities sold by the Fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule securities sold by the Fund between May 7, 1997 and July 28, 1997 that were held for more than 12 months. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax rate brackets, and at a maximum rate of 10% for investors in the 15% federal income tax rate bracket.

"Qualified 5-year gains": For individuals in the 15% federal income tax rate bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher federal income tax rate brackets, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher federal income tax rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax rate bracket.

The Fund will advise you in its annual information reporting at calendar year end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates for each calendar year. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook (call toll-free 1-800-342-5236). This handbook will be revised to include 1997 Act tax law changes, and will be available in January, 1998. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

3.  CERTAIN DISTRIBUTIONS PAID IN JANUARY.

Distributions which are declared in October, November or December to shareholders of record in such month, and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The Fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

4.  IMPACT OF CERTAIN SECURITIES AND
    TRANSACTIONS ON AVAILABLE DISTRIBUTIONS.

Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by the Fund, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce the Fund's income available for distribution to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the Fund. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Fund to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by the Fund. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040. You should note that this simplified procedure will not be available until calendar year 1998.

5.  INFORMATION ON THE TAX CHARACTER
    OF DISTRIBUTIONS.

The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held Fund shares for a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Fund.

TAXES.

1.  ELECTION TO BE TAXED AS A REGULATED
    INVESTMENT COMPANY.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"), has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Directors reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to you. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain specific requirements, including:

(i) The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. Government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. Government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

(ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

(iii) The Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years; and

(iv) The Fund must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Fund for less than three months ("short-short income"). The 1997 Act repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Fund as a regulated investment company.

2.  EXCISE TAX DISTRIBUTION REQUIREMENTS.

The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to you by December 31 of each year in order to avoid federal excise taxes. The Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

3.  REDEMPTION OF FUND SHARES.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. You will recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of sale or exchange. Any loss incurred on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund with respect to such shares. See the loss deferral rules described below under the heading "Deferral of Basis in Fund Shares on Certain Reinvestments." The holding periods and categories of capital gain that apply under the 1997 Act are also described above under the heading "Distributions of Capital Gains."

4.  DEFERRAL OF BASIS IN FUND SHARES ON CERTAIN
    REINVESTMENTS.

All or a portion of the sales charge that you paid for your shares in the Fund will be excluded from your tax basis in any shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the Fund or in another Fund in the Franklin Templeton Group of Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated because of your reinvestment with Franklin Templeton. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment in another Franklin Templeton fund.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

5.  U.S. GOVERNMENT OBLIGATIONS.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the Fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

6.  DIVIDENDS-RECEIVED DEDUCTION FOR
    CORPORATIONS.

As a corporate shareholder, you should note that      % of the dividends paid by
the Fund for the most recent calendar year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. Dividends so designated by the Fund must be attributable to dividends earned by the Fund from U.S. corporations which are not debt-financed. A holding period requirement applies both at the Fund level and the corporate shareholder level.

Under the 1997 Act, the amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund are debt-financed or held by the Fund for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date, then the dividend-received deduction for fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividend received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

7.  INVESTMENT IN COMPLEX SECURITIES.

The Fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under
Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures and forward contracts entered into by the Fund are generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Legislation has been proposed that would treat the 60% long-term capital gain portion as "1997 Act long-term capital gain" subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket.

While foreign currency is marked-to-market at year end, gain or loss realized as a result will always be ordinary. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by the Fund.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. The Fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Fund must recognize gain (but not loss) on any constructive sales of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by the Fund of ordinary income and short-term capital gains arising from the Fund's investments, including investments in options, forwards, and futures contracts, will be taxable to you as ordinary income. The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

8.  INVESTMENTS IN FOREIGN CURRENCIES AND
    FOREIGN SECURITIES.

The Fund is authorized to invest in foreign securities. Such investments, if made, will have the following additional tax consequences:

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Fund.

If the Fund's Section 988 losses exceed the Fund's other net investment company taxable income during a taxable year, the Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require the Fund to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under the Fund's current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, the Fund will be required to record at fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of the Fund's foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

As stated above, at least 90% of the Fund's income for each taxable year must consist of "qualifying income." Foreign currency gains derived by the Fund in the course of its investment activities generally will constitute qualifying income for purposes of this requirement. Similarly, such gains generally will not constitute "short-short" gains as described above unless such gains are deemed not to be directly related to the Fund's principal business of investing in stocks, other securities, and related options, futures and forward contracts. The Fund intends to comply with the qualifying income and, if applicable, short-short requirements, and, therefore, will monitor its foreign currency gains and losses with a view to satisfy these tests.

The Fund is also permitted to engage in certain interest rate and foreign currency swaps. The federal income tax treatment of these investments is unclear in certain respects. The interest income and foreign currency gains realized on such investments, may, in some circumstances, result in the realization of income not qualifying under the 90% income test, or may be deemed to be derived from the disposition of securities held less than three months in determining the fund's compliance with the short-short test, if applicable. To the extent that the fund invests in interest rate and currency swap transactions, it intends to limit its investments to the extent necessary to comply with the qualifying income and, if applicable, short-short requirements.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Fund at the end of its fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, you will be (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the Fund), and, (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by the Fund). If the Fund elects to pass through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the Fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata share of the foreign taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund, and the income reported to you will be the net amount after these deductions.

9.  INVESTMENT IN PASSIVE FOREIGN INVESTMENT
    COMPANY SECURITIES.

The fund may invest in shares of foreign corporation which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If the Fund receives an "excess distribution" with respect to PFIC stock, the fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

The fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by the Fund (if any), the amounts distributable to you by the Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Fund acquires shares in that corporation. While the Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

10.  CONVERSION TRANSACTIONS.

Gains realized by a Fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount". A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of the Fund's net investment in such transaction and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

2)  the transaction is an applicable straddle;

3) the transaction was marketed or sold to the fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

4) the transaction is specified in Treasury regulations to be promulgated in the future.

11.  STRIPPED PREFERRED STOCK.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of Section 263(g) of the Code dealing with capitalized carry costs.

Occasionally, the Fund may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into Fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

12.  INVESTMENT IN ORIGINAL ISSUE DISCOUNT
     (OID) AND MARKET DISCOUNT (MD) BONDS.

The Fund's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind (PIK) may cause the Fund to recognize income and make distributions to you prior to its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. The fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the Fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by the Fund. Bonds acquired in the secondary market for a price less than their stated redemption price at maturity, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, the Fund may elect to accrue market discount on a current basis, in which case the Fund will be required to distribute any such accrued discount. If the Fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

13.  DEFAULTED OBLIGATIONS.

The Fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.


THE FUND'S UNDERWRITER
---------------------------------------------------------

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

HOW DOES THE FUND MEASURE
PERFORMANCE?
---------------------------------------------------------
Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation.

For periods before January 1, 1997, standardized performance quotations for Advisor Class are calculated by substituting Class I performance for the relevant time period, excluding the effect of Class I's maximum initial sales charge, and including the effect of the Rule 12b-1 fees applicable to Class I shares of the Fund. For periods after January 1, 1997, standardized performance quotations for Advisor Class are calculated as described below.

An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.


The average annual total return for Advisor Class for the one-, five- and ten-year periods ended August 31, 1997, was 20.93%, 16.33% and 11.83%, respectively.


These figures were calculated according to the SEC formula:

                                P (1+T)(n) = ERV
where:

P     =   a hypothetical initial payment of
          $1,000
T     =   average annual total return
n     =   number of years
ERV   =   ending redeemable value of a
          hypothetical $1,000 payment made at
          the beginning of each period at the
          end of each period


Cumulative Total Return. Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for Advisor Class for the one-, five- and ten-year periods ended August 31, 1997, was 8.39%, 113.10% and 205.85%, respectively.


VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the Fund and Global Advisors may also refer to the following information:

(a) Global Advisors' and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

(b) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International(R) or a similar financial organization.

(c) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International(R) or a similar financial organization.

(d) The geographic and industry distribution of the Fund's portfolio and the Fund's top ten holdings.

(e) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

(f) To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE -- Index).

(g) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

(h) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

(i) Allegorical stories illustrating the importance of persistent long-term investing.

(j) The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

(k) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

(l) The number of shareholders in the Fund or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

(m) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

(n) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

    - "Never follow the crowd. Superior performance is possible only if you invest differently from the crowd."

    - "Diversify by company, by industry and by country."

    - "Always maintain a long-term perspective."

    - "Invest for maximum total real return."

    - "Invest -- don't trade or speculate."

* Sir John Templeton sold the Templeton organization to Resources in October 1992 and resigned from the Board on April 16, 1995. He is no longer involved with the investment management process.

    - "Remain flexible and open-minded about types of investment."

    - "Buy low."

    - "When buying stocks, search for bargains among quality stocks."

    - "Buy value, not market trends or the economic outlook."

    - "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

    - "Do your homework or hire wise experts to help you."

    - "Aggressively monitor your investments."

    - "Don't panic."

    - "Learn from your mistakes."

    - "Outperforming the market is a difficult task."

    - "An investor who has all the answers doesn't even understand all the questions."

    - "There's no free lunch."

    - "And now the last principle: Do not be fearful or negative too often."

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
---------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.8 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $223 billion in assets under management for more than 5.7 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

As of November 26, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:

    NAME AND ADDRESS               SHARE AMOUNT        PERCENTAGE
------------------------           ---------------     -----------
CLASS II
Merrill Lynch, Pierce
 Fenner & Smith, Inc.               4,290,282               9%
4800 Deer Lake Drive East
3rd Floor
Jacksonville, FL  32246-6484

ADVISOR CLASS
FTC & Co.                             98,783              6%
PO Box 173736
Denver, CO 80217-3736

FTTC TTEE for Valuselect             706,165              44%
Franklin Templeton
PO Box 2438
Rancho Cordova, CA  95741-2438

FTTC TTEE for Valuselect             283,624             17%
Franklin Resources PSP
PO Box 2438
Rancho Cordova, CA  95741-2438





From time to time, the number of Fund shares held in the "street name" accounts of various Securities

Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and
(iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS
---------------------------------------------------------

The audited financial statements contained in the Annual Report to Shareholders of the Fund, for the fiscal year ended August 31, 1997, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS
---------------------------------------------------------

1940 Act - Investment Company Act of 1940, as amended

Board - The Board of Directors of the Fund

CD - Certificate of deposit

Class I, Class II and Advisor Class - The Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Global Advisors - Templeton Global Advisors Limited, the Fund's investment manager

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

Prospectus - The prospectus for Advisor Class shares of the Fund dated January 1, 1998, as may be amended from time to time

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Corporation


SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

 APPENDIX

DESCRIPTION OF RATINGS
---------------------------------------------------------
 CORPORATE BOND RATINGS

Moody's

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied

CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

Moody's

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                     PART C
                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Financial Statements: Incorporated by reference from the 1997 Annual Reports:

                           Independent Auditors' Report

                           Investment Portfolios as of August 31, 1997

                           Statements of Assets and Liabilities as of August 31, 1997

                           Statements of Operations for the year ended
                           August 31, 1997

                           Statements of Changes in Net Assets for the years ended August 31, 1997 and 1996

                           Notes to Financial Statements

         (B)  EXHIBITS

                  (1) (A) Articles of Incorporation*
                      (B) Articles Supplementary dated April 13, 1995*
                      (C) Articles of Amendment dated April 17, 1995*
                      (D) Articles Supplementary dated December 27, 1996*

                  (2) (A) By-laws *
                          (amended and restated October 19,1996)

                  (3) Not Applicable

                  (4)(A) Specimen of certificate countersigned by
                         Securities Fund Investors, Inc.(predecessor of Templeton Funds Trust Company) as Transfer Agent for U.S. Shareholders*
                     (B) Specimen of certificate countersigned by
                         The Bank of New York as Transfer Agent for
                         U.S. Shareholders*

                  (5) Amended and Restated Investment Management Agreement*

                  (6)(A) Distribution Agreement*
                     (B) Non-Exclusive Underwriting Agreement*
                     (C) Dealer Agreement*

                  (7) Not Applicable

                  (8) Custody Agreement*

                  (9)(A) Fund Administration Agreement*
                     (B) Form of Transfer Agent Agreement*
                     (C) Form of Sub-Transfer Agent Services Agreement*
                     (D) Form of Sub-Accounting Services Agreement*
                     (E) Paying Agent Agreement*
                     (F) Shareholder Services Agreement*

                 (10) Opinion and consent of counsel

                 (11) Consent of Independent Public Accountants

                 (12) Not Applicable

                 (13) Investment Letter*

                 (14) Retirement plans*

                 (15) (A)(1) Distribution Plan - Class I Shares*
                      (2)Distribution Plan - Class II Shares*

                 (16) Schedule showing computation of performance
                       quotations provided in response to Item 22*

                 (17) Assistant Secretary's Certificate pursuant to Rule 483(b)*

                 (18) Form of Multiclass Plan*

                 (27) Financial Data ScheduleS

      * Previously filed with Registration Statement No. 33-9981 and incorporated by reference herein.




ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  None.

ITEM 26. NUMBER OF RECORD HOLDERS

            Title of Class                  Number of Record Holders

         Common Stock-Class I            522,404 as of November 30, 1997

         Common Stock-Class II            69,521 as of November 30, 1997

         Common Stock-Advisor Class          893 as of November 30, 1997


ITEM 27. INDEMNIFICATION

                  Reference is made to Article 5.2 of the Registrant's By-Laws, which was previously filed with Post-Effective Amendment No. 13 on December 27, 1996.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant by the Registrant pursuant to the By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                  The business and other connections of Registrant's investment manager, Templeton Global Advisors Limited, are described in Parts A and B.

                  For information relating to the investment manager's officers and directors, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Templeton Global Advisors Limited.

ITEM 29. PRINCIPAL UNDERWRITERS

                  (a) Franklin Templeton Distributors, Inc. also acts as principal underwriter of shares of:

                          Franklin Templeton Japan Fund
                          Templeton American Trust, Inc.
                          Templeton Developing Markets Trust
                          Templeton Funds, Inc.
                          Templeton Global Investment Trust
                          Templeton Global Opportunities Trust
                          Templeton Global Smaller Companies Fund, Inc. Templeton Global Real Estate Fund
                          Templeton Income Trust
                          Templeton Institutional Funds, Inc.
                          Templeton Variable Products Series Fund

                          Franklin Asset Allocation Fund
                          Franklin California Tax Free Income Fund, Inc. Franklin California Tax Free Trust
                          Franklin Custodian Funds, Inc.
                          Franklin Equity Fund
                          Franklin Federal Money Fund
                          Franklin Federal Tax-Free Income Fund
                          Franklin Floating Rate Trust
                          Franklin Gold Fund
                          Franklin High Income Trust
                          Franklin Investors Securities Trust
                          Franklin Managed Trust
                          Franklin Money Fund
                          Franklin Municipal SecuritieS Trust
                          Franklin Mutual Series Fund, Inc.
                          Franklin New York Tax-Free Income Fund
                          Franklin New York Tax-Free Trust
                          Franklin Real Estate Securities Trust
                          Franklin Strategic Mortgage Portfolio
                          Franklin Strategic Series
                          Franklin Tax Exempt Money Fund
                          Franklin Tax-Free Trust
                          Franklin Templeton Fund Allocator Series
                          Franklin Templeton International Trust
                          Franklin Templeton Money Fund
                          Franklin Templeton Global Trust
                          Franklin Value Investors Trust
                          Institutional Fiduciary Trust

     (b) The directors and officers of FTD are identified below. Except as otherwise indicated, the address of each director and officer is 777 Mariners Island Blvd., San Mateo, CA 94404:


                                        POSITIONS AND OFFICES WITH            POSITIONS AND OFFICES WITH
       NAME                                UNDERWRITER                              REGISTRANT

Charles B. Johnson                      Chairman of the Board and Director     Chairman, Vice President
                                                                                and Director

Gregory E. Johnson                      President                              None

Rupert H. Johnson, Jr.                  Executive Vice President               Vice President
                                        and Director

Harmon E. Burns                         Executive Vice President               Vice President
                                        and Director

Daniel T. O'Lear                        Executive Vice President               None

Peter Jones                             Executive Vice President               None
100 Fountain Parkway
St. Petersburg, FL 33716

Edward V. McVey                         Senior Vice President                  None

Richard C. Stoker                       Senior Vice President                  None

Charles E. Johnson                      Senior Vice President                  Vice President
500 East Broward Blvd.
Ft. Lauderdale, FL 33394

Deborah R. Gatzek                       Senior Vice President and Asst.        Vice President
                                        Secretary

Richard O. Conboy                       Senior Vice President                  None

H.G.(Toby) Mumford, Jr.                 Senior Vice President                  None

Jimmy A. Escobedo                       Vice President                         None

Loretta Fry                             Vice President                         None

Bert W. Feuss                           Vice President                         None

Robert N. Geppner                       Vice President                         None

Mike Hackett                            Vice President                         None

Phil J. Kearns                          Vice President                         None

Ken Leder                               Vice President                         None

Jack Lemein                             Vice President                         None

John R. McGee                           Vice President                         None

Kent P. Strazza                         Vice President                         None

Vivian J. Palmieri                      Vice President                         None

Sarah Stypa                             Vice President                         None

Laura Komar                             Vice President                         None

Alison Hawksley                         Asst.  Vice President                  None

Francie Arnone                          Asst. Vice President                   None

John R. Kay                             Asst. Vice President                   Vice President
500 East Broward Blvd.
Ft. Lauderdale, FL 33394

Virginia Marans                         Asst. Vice President                   None

Bernadette Marino Howard                Asst. Vice President                   None

Susan Thompson                          Asst. Vice President                   None

Mark Rankin                             Asst. Vice President                   None

Kenneth A. Lewis                        Treasurer                              None

Karen DeBellis                          Assistant Treasurer                    Asst. Treasurer
130 Fountain Parkway
St. Petersburg, FL 33716

Leslie M. Kratter                       Secretary                              None

Philip A. Scatena                       Asst. Treasurer                        None



         The directors and officers of Templeton/Franklin Investment Services
(Asia) Limited are as follows:


                          POSITIONS AND OFFICES WITH           POSITIONS AND OFFICES
   NAME                         UNDERWRITER                       WITH REGISTRANT


Charles E. Johnson             Director                             Vice President

Gregory E. McGowan             Director                             None

Alan Lam                       Director                             None

J. Mark Mobius                 Director                             None

Murray L. Simpson              Director                             None

Tom Wu                         Director                             None



   (c)      Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         Certain accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31 (a) of the Investment Company Act and rules thereunder are located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394.
         Other records are maintained at the offices of Franklin Templeton Investor Services, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205 and Franklin Resources, Inc., 777 Mariners Island Blvd., San Mateo, California 94404.

ITEM 31. MANAGEMENT SERVICES

                  Not Applicable.

ITEM 32. UNDERTAKINGS

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c) Registrant undertakes to furnish to each person to whom a Prospectus for Growth Fund is provided a copy of such Fund's latest Annual Report, upon request and without charge.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-
Effective Amendment to its Registration Statement to be signed onits behalf by the undersigned, thereunto duly authorized, in the city of Fort Lauderdale, Florida, on the 5th day of December, 1997.

                                  Templeton Growth Fund, Inc.

                                  By:___________________________
                                        Mark G. Holowesko*
                                        President

*By:/s/BARBARA J. GREEN
       Barbara J. Green
       as attorney-in-fact**

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


       SIGNATURE                    TITLE                          DATE


_________________________          Director                     Decmber 5, 1997
Betty P. Krahmer*

_________________________          Director                     December 5, 1997
Fred R. Millsaps*

_________________________          Director                     December 5, 1997
John Wm. Galbraith*

_________________________          Chairman, Vice President     December 5, 1997
Charles B. Johnson*                Director

_________________________          Director                     December 5, 1997
Harris J. Ashton*

_________________________          Director                     December 5, 1997
S. Joseph Fortunato*

_________________________          Director                     December 5, 1997
Andrew H. Hines, Jr.*

_________________________          Director                     December 5, 1997
Gordon S. Macklin*

_________________________          Director                     December 5, 1997
Nicholas F. Brady*

_________________________          President                    December 5, 1997
Mark G. Holowesko*             (Chief Executive Officer)

_________________________          Treasurer                    December 5, 1997
James R. Baio*                (Chief Financial and
                               Accounting Officer)


*By:/s/BARBARA J. GREEN
       Barbara J. Green
       as attorney-in-fact**

** Powers of Attorney were previously filed in Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Templeton Growth Fund, Inc.(File No. 33-9981), filed on December 27, 1996.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               EXHIBITS FILED WITH
                       POST-EFFECTIVE AMENDMENT NO. 16 TO
                            REGISTRATION STATEMENT ON

                                    FORM N-1A
                           TEMPLETON GROWTH FUND, INC.





                  EXHIBIT LIST              NAME OF EXHIBIT


                    10            Opinion and Consent of Counsel

                    11            Consent of Independent Public Accountants

                    27            Financial Data Schedules